UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04997

Delaware Group® Equity Funds V

Exact name of registrant as specified in charter:

610 Market Street

Philadelphia, PA 19106

Address of principal executive offices:

David F. Connor, Esq.

610 Market Street

Philadelphia, PA 19106

Name and address of agent for service:

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the fiscal year ended November 30, 2023 originally filed with the Securities and Exchange Commission on February 2, 2024 (Accession Number 0001206774-24-000071). The sole purpose of this amendment is to restate and refile the 2023 financial statements for Delaware Wealth Builder Fund due to a tax miscalculation that resulted in additional tax liability for the Fund. The effects of this restatement on the Fund’s financial statements for the annual period ended November 30, 2023 are described in Note 14 to the financial statements. For the convenience of the reader, we are refiling our entire report on Form N-CSR for the annual period ended November 30, 2023 by means of this amended Form N-CSR. However, except for the information affected by the restatement as described in Note 14, we have not updated the information contained herein for events or transactions occurring subsequent to the date of the original filing and as a result, such information continues to speak as of the date of the original filing.

Item 1. Reports to Stockholders

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Annual report
Multi-asset mutual fund
Delaware Wealth Builder Fund
November 30, 2023
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®
Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM's public markets businesses trace their roots to 1929 and partner with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Wealth Builder Fund at delawarefunds.com/literature.
Manage your account online
• Check your account balance and transactions
• View statements and tax forms
• Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.
The Fund is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
The Fund is governed by US laws and regulations.
This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.
Unless otherwise noted, views expressed herein are current as of November 30, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
All third-party marks cited are the property of their respective owners.
© 2025 Macquarie Management Holdings, Inc.

Portfolio management review (As restated, see Note 14)
Delaware Wealth Builder Fund	November 30, 2023 (Unaudited)
Performance preview (for the year ended November 30, 2023)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	+3.00%
Delaware Wealth Builder Fund (Class A shares)	1-year return	+3.36%
60% S&P 500® Index / 40% Bloomberg US Aggregate Index (primary benchmark)	1-year return	+8.76%
S&P 500 Index	1-year return	+13.84%
Bloomberg US Aggregate Index	1-year return	+1.18%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 5.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 8 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.
Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.
Economic backdrop
Equities and bonds sustained significant losses in December 2022, the opening month of the fiscal year ended November 30, 2023. The major central banks raised key interest rates, though by less than they had previously. The US Federal Reserve and the European Central Bank (ECB) each raised rates 0.50 percentage points. At the time, ECB president Christine Lagarde said that significantly higher interest rates were still needed, causing yields to rise sharply and prices to fall. In Europe, bonds lost much more than stocks, while the reverse occurred in the US, as tech stocks slipped again. China surprised many by ending its zero-COVID policy. Japan slightly tightened its monetary policy, which helped bolster the yen.
The picture for markets is still mixed, in our opinion. A big challenge on the horizon is the combination of tightening lending standards and falling credit demand, which could increase the risk of a recession. At the same time, in an environment with at least temporary disinflationary headwinds, we believe it will be vital for companies to preserve margins.

Portfolio management review (As restated, see Note 14)
Delaware Wealth Builder Fund
At the start of 2023, there was a positive reversal of trends from the challenges and large drawdowns that had characterized much of 2022. The equity and bond markets started the year strong on the heels of China’s reopening and hope for falling inflation. Although headline inflation rates did fall thanks to declining energy prices, core inflation continued to rise.
Three US regional banks collapsed in March, and Switzerland's Credit Suisse experienced severe turbulence before UBS Group AG acquired it. Bank share prices plummeted, and stock markets in general fell sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro.
Stock markets in developed countries trended slightly positive as the second quarter of 2023 began, although North American equities were under water at times. Europe and the Pacific region were the strongest performers, whereas emerging markets, led by China, slipped into negative territory.
Equity markets were strong in June, particularly in Japan and the US, although overall equity performance was somewhat bumpy. After Congress agreed to raise the US debt ceiling and the Fiscal Responsibility Act of 2023 was signed into law in early June, equities rallied significantly. However, this positive phase was short lived. A large downturn followed the Fed and ECB central bank meetings. Strong performance returned only toward the end of June after the release of several surprisingly good US economic data points.
The third quarter of 2023 challenged markets. Most major asset classes declined largely because central banks around the world continued tightening monetary policy. In the US, the Fed continued raising rates, and the
Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. However, China continued to be the contrarian among major economies, easing both fiscal and monetary policy.
Higher rates make servicing debt more difficult, especially for governments running large budget deficits. None of this was lost on American credit rating agency Fitch Ratings; it downgraded the US credit rating in August from AAA to AA+, focusing attention on the US government, which carries a national debt of more than $33 trillion. Capital markets reacted by selling off bonds as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to levels not seen in a decade.
While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose during the quarter. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine in early 2022. That followed news that Saudi Arabia and Russia were extending production cuts until the end of 2023, reducing the overall supply.
Within the Fund
For the fiscal year ended November 30, 2023, Delaware Wealth Builder Fund underperformed its primary benchmark, a blend of 60% S&P 500 Index and 40%

Bloomberg US Aggregate Index. The Fund’s Institutional Class shares gained 3.00%. The Fund’s Class A shares rose 3.36% at net asset value and declined 2.60% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the blend of 60% S&P 500 Index and 40% Bloomberg US Aggregate Index rose 8.76%, the S&P 500 Index gained 13.84%, and the Bloomberg US Aggregate Index gained 1.18%. For complete, annualized performance of Delaware Wealth Builder Fund, please see the table on page 5.
The Fund’s underperformance for the fiscal year was largely driven by its equity exposure, which underperformed relative to the S&P 500 Index. Within equities, the largest detractors came from large-cap value and US real estate investment trusts (REITs), which continued to struggle relative to more growth-oriented stocks. Among equities, US quality and income detracted the least within the Fund.
On the fixed income side, most asset classes outperformed relative to the Bloomberg US Aggregate Index. The largest contributors came from high yield and emerging market fixed income as those credits tended to outperform longer-duration bonds that are more rate sensitive. Similarly, investment grade bonds slightly underperformed.
Portfolio positioning
The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Fund’s active performance.
During the fiscal year, the Fund’s active positioning with respect to the strategic policy weights of different asset classes detracted from performance.
We periodically examine derivatives’ contribution to the Fund’s performance. Based on the available information, the Fund’s combination of futures, options, swaps, and currency positions had only a limited effect on performance for the 12-month period.
As the Fund’s fiscal year ended, we sought to continue delivering the potential benefits of diversification while actively managing risk. The Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities and, as a result, we continue to include global investment possibilities within the Fund.
The picture for markets is still mixed, in our opinion. A big challenge on the horizon is the combination of tightening lending standards and falling credit demand, which could increase the risk of a recession. At the same time, in an environment with at least temporary disinflationary headwinds, we believe it will be vital for companies to preserve margins. We expect central banks to take the increasing risk into account and believe that the combination of softening inflationary pressures and initial signs of a slowing labor market may indicate that the rate-hiking cycle is nearing its end.

Portfolio management review (As restated, see Note 14)
Delaware Wealth Builder Fund
In our view, a thoughtful active management approach is needed given the increased uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and may help us achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

Performance summary (As restated, see Note 14)
Delaware Wealth Builder Fund	November 30, 2023 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. December 2, 1996)
Excluding sales charge	+3.36%	+5.37%	+4.95%	—
Including sales charge	-2.60%	+4.14%	+4.33%	—
Class C (Est. October 1, 2003)
Excluding sales charge	+1.65%	+4.38%	+4.07%	—
Including sales charge	+0.70%	+4.38%	+4.07%	—
Class R (Est. October 1, 2003)
Excluding sales charge	+2.58%	+4.99%	+4.64%	—
Including sales charge	+2.58%	+4.99%	+4.64%	—
Institutional Class (Est. December 2, 1996)
Excluding sales charge	+3.00%	+5.51%	+5.15%	—
Including sales charge	+3.00%	+5.51%	+5.15%	—
Class R6 (Est. February 28, 2023)
Excluding sales charge	—	—	—	+5.49%
Including sales charge	—	—	—	+5.49%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	+8.76%	+8.03%	+7.78%	—
S&P 500 Index	+13.84%	+12.51%	+11.82%	—
Bloomberg US Aggregate Index	+1.18%	+0.71%	+1.37%	—
1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if

Performance summary (As restated, see Note 14)
Delaware Wealth Builder Fund
redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no
12b-1 fee.
The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.
Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.30%	2.05%	1.55%	1.05%	0.87%
Net expenses (including fee waivers, if any)	1.04%	1.79%	1.29%	0.79%	0.72%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summary (As restated, see Note 14)
Delaware Wealth Builder Fund
Performance of a $10,000 investment1
For the period November 30, 2013 through November 30, 2023
	Starting value	Ending value
S&P 500 Index	$10,000	$30,550
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	$10,000	$21,160
Delaware Wealth Builder Fund − Institutional Class shares	$10,000	$16,529
Delaware Wealth Builder Fund − Class A shares	$9,425	$15,285
Bloomberg US Aggregate Index	$10,000	$11,458
1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 8.
The graph also assumes $10,000 invested in the 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, the S&P 500 Index, and the Bloomberg US Aggregate Index as of November 30, 2013.
The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.
The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404
Class R6	DDERX	24610B776

Disclosure of Fund expenses (As restated, see Note 14)
For the six-month period from June 1, 2023 to November 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2023 to November 30, 2023.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Wealth Builder Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Annualized Expense Ratio	Expenses Paid During Period 6/1/23 to 11/30/23*
Actual Fund return †
Class A	$1,000.00	$1,057.70	1.08%	$5.57
Class C	1,000.00	1,051.60	1.83%	9.41
Class R	1,000.00	1,057.00	1.33%	6.86
Institutional Class	1,000.00	1,059.80	0.83%	4.29
Class R6	1,000.00	1,060.60	0.77%	3.98
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.65	1.08%	$5.47
Class C	1,000.00	1,015.89	1.83%	9.25
Class R	1,000.00	1,018.40	1.33%	6.73
Institutional Class	1,000.00	1,020.91	0.83%	4.20
Class R6	1,000.00	1,021.21	0.77%	3.90
*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations and top 10
equity holdings (As restated, see Note 14)
Delaware Wealth Builder Fund	As of November 30, 2023 (Unaudited)
Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.
Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.07%
Agency Commercial Mortgage-Backed Security	0.01%
Agency Mortgage-Backed Securities	5.73%
Collateralized Debt Obligations	0.29%
Convertible Bonds	7.44%
Corporate Bonds	11.96%
Automotive	0.31%
Banking	1.20%
Basic Industry	0.65%
Brokerage	0.07%
Capital Goods	0.59%
Communications	0.69%
Consumer Cyclical	0.12%
Consumer Goods	0.13%
Consumer Non-Cyclical	0.55%
Electric	0.80%
Energy	1.54%
Financials	0.54%
Healthcare	0.40%
Industrials	0.02%
Insurance	0.88%
Leisure	0.42%
Local Authorities	0.03%
Media	0.63%
Natural Gas	0.11%
Real Estate Investment Trusts	0.09%
Retail	0.30%
Services	0.43%
Technology	0.28%
Technology & Electronics	0.28%
Telecommunications	0.56%
Transportation	0.34%
Government Agency Obligations	0.35%
Municipal Bonds	0.05%
Non-Agency Asset-Backed Securities	0.28%
Non-Agency Collateralized Mortgage Obligations	0.29%

Security type / sector	Percentage of net assets
Non-Agency Commercial Mortgage-Backed Securities	1.32%
Sovereign Bonds	1.88%
Supranational Banks	0.11%
US Treasury Obligations	5.08%
Common Stocks	56.72%
Communication Services	2.42%
Consumer Discretionary	6.13%
Consumer Staples	5.00%
Energy	4.01%
Financials	8.81%
Healthcare	6.93%
Industrials	4.40%
Information Technology	14.98%
Materials	0.95%
Real Estate	0.50%
REIT Diversified	0.17%
REIT Healthcare	0.06%
REIT Hotel	0.19%
REIT Industrial	0.39%
REIT Mall	0.19%
REIT Manufactured Housing	0.06%
REIT Multifamily	0.26%
REIT Office	0.04%
REIT Self-Storage	0.20%
REIT Shopping Center	0.26%
REIT Single Tenant	0.09%
REIT Specialty	0.19%
Utilities	0.49%
Convertible Preferred Stock	1.24%
Preferred Stock	0.16%
Exchange-Traded Funds	4.80%
Leveraged Non-Recourse Security	0.00%
Limited Liability Corporation	1.19%
Short-Term Investments	1.46%
Total Value of Securities	100.43%
Liabilities Net of Receivables and Other	(0.43%)
Total Net Assets	100.00%

Security type / sector allocations and top 10
equity holdings (As restated, see Note 14)
Delaware Wealth Builder Fund
Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Apple	2.96%
Microsoft	2.70%
NVIDIA	1.38%
Merck & Co.	1.07%
Verizon Communications	0.98%
TJX	0.94%
ConocoPhillips	0.92%
Lowe's	0.91%
Cisco Systems	0.89%
Exxon Mobil	0.76%

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund	November 30, 2023
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.07%
Fannie Mae REMIC Series 2013-44 DI 3.00% 5/25/33 Σ	220,129	$ 18,124
Freddie Mac REMIC Series 5092 WG 1.00% 4/25/31	193,864	167,377
Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2021-HQA2 M1 144A 6.028% (SOFR + 0.70%) 12/25/33 #, •	9,618	9,598
GNMA
Series 2013-113 LY 3.00% 5/20/43	450,000	397,614
Series 2017-10 KZ 3.00% 1/20/47	1,227	1,035
Total Agency Collateralized Mortgage Obligations (cost $695,344)		593,748

Agency Commercial Mortgage-Backed Security — 0.01%
Freddie Mac Multifamily Structured Pass Through Certificates Series K729 A2 3.136% 10/25/24 ♦	100,000	98,030
Total Agency Commercial Mortgage-Backed Security (cost $108,828)		98,030

Agency Mortgage-Backed Securities — 5.73%
Fannie Mae 3.50% 10/1/42	326,225	297,518
Fannie Mae S.F. 15 yr
2.00% 2/1/36	253,332	222,652
2.00% 4/1/36	434,538	383,232
2.50% 8/1/36	604,885	543,707
4.50% 9/1/37	83,725	81,640
Fannie Mae S.F. 20 yr
2.00% 3/1/41	94,800	78,582
2.00% 5/1/41	796,406	658,781
2.50% 1/1/41	45,184	38,744
4.00% 8/1/42	484,489	447,091
4.00% 9/1/42	561,424	517,185
Fannie Mae S.F. 30 yr
2.00% 12/1/50	126,790	99,530
2.00% 1/1/51	34,477	27,232
2.00% 2/1/51	905,816	716,676
2.00% 3/1/51	479,340	374,654
2.00% 5/1/51	815,238	633,414
2.00% 1/1/52	72,369	57,009

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.50% 1/1/43	16,711	$ 14,039
2.50% 8/1/50	577,764	477,003
2.50% 9/1/50	80,451	65,653
2.50% 11/1/50	372,059	301,515
2.50% 1/1/51	254,421	210,119
2.50% 5/1/51	20,307	16,632
2.50% 6/1/51	26,955	22,128
2.50% 7/1/51	49,334	40,241
2.50% 8/1/51	602,145	493,013
2.50% 11/1/51	352,065	286,529
2.50% 2/1/52	1,423,226	1,160,601
2.50% 4/1/52	732,842	596,446
3.00% 1/1/47	161,918	142,452
3.00% 11/1/48	8,922	7,739
3.00% 11/1/49	255,835	220,742
3.00% 3/1/50	365,911	314,295
3.00% 7/1/50	203,394	174,283
3.00% 7/1/51	142,057	121,082
3.00% 5/1/52	1,369,629	1,162,143
3.50% 1/1/46	116,327	106,372
3.50% 7/1/47	193,648	176,590
3.50% 2/1/48	46,190	41,377
3.50% 11/1/48	234,517	210,100
3.50% 12/1/49	138,682	123,855
3.50% 3/1/50	10,250	9,181
3.50% 7/1/50	1,905,226	1,716,394
3.50% 8/1/50	889,863	798,138
3.50% 9/1/50	572,042	512,709
3.50% 6/1/51	601,349	530,560
3.50% 1/1/52	373,105	328,218
3.50% 5/1/52	276,640	245,961
3.50% 9/1/52	199,252	174,870
4.00% 3/1/47	181,550	168,697
4.00% 4/1/47	7,061	6,561
4.00% 6/1/48	82,266	76,391
4.00% 9/1/48	3,453	3,202
4.00% 10/1/48	294,183	274,035
4.00% 6/1/49	6,380	5,915
4.00% 5/1/51	430,165	396,532
4.00% 6/1/52	469,618	426,716
4.00% 9/1/52	153,407	139,333

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 11/1/47	79,794	$ 76,411
4.50% 9/1/48	344,392	327,179
4.50% 1/1/49	12,706	12,105
4.50% 5/1/49	134,791	127,928
4.50% 1/1/50	1,423,868	1,375,491
4.50% 4/1/50	198,283	189,047
4.50% 9/1/52	143,442	134,397
4.50% 10/1/52	1,906,457	1,786,374
4.50% 2/1/53	2,719,839	2,548,520
5.00% 7/1/47	729,464	727,371
5.00% 7/1/49	76,000	74,324
5.00% 8/1/49	581,127	568,590
5.00% 8/1/53	991,179	954,391
5.50% 5/1/44	1,262,603	1,281,645
5.50% 8/1/52	1,162,128	1,146,402
5.50% 10/1/52	265,808	262,826
5.50% 3/1/53	249,652	246,023
5.50% 7/1/53	898,627	885,944
6.00% 1/1/42	728,228	751,864
6.00% 6/1/53	610,254	612,063
6.00% 9/1/53	871,546	874,130
6.50% 11/1/33	59,637	61,717
6.50% 6/1/36	11,710	12,066
7.00% 3/1/32	83,586	85,790
7.00% 8/1/32	72,272	74,177
Fannie Mae S.F. 30 yr TBA
4.00% 12/1/53	150,000	136,169
6.00% 12/1/53	1,393,000	1,396,868
Freddie Mac S.F. 15 yr
3.00% 3/1/35	505,556	468,871
4.50% 9/1/37	437,789	427,364
Freddie Mac S.F. 20 yr
2.00% 3/1/41	108,893	90,459
2.50% 9/1/42	444,213	376,187
3.00% 9/1/40	172,265	153,027
3.00% 6/1/42	279,337	244,242
Freddie Mac S.F. 30 yr
2.00% 9/1/51	158,871	124,142
2.00% 2/1/52	659,668	512,832
2.00% 3/1/52	7,317	5,693
2.50% 11/1/50	394,718	324,431

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
2.50% 12/1/51	543,446	$ 445,301
3.00% 11/1/46	908,464	790,013
3.00% 8/1/50	130,289	111,986
3.00% 12/1/50	368,506	316,513
3.00% 8/1/51	660,712	561,754
3.50% 8/1/49	448,835	401,313
3.50% 4/1/52	25,665	22,634
3.50% 6/1/52	21,837	19,226
4.00% 10/1/47	21,097	19,437
4.00% 9/1/49	1,023,715	949,330
4.00% 8/1/52	437,995	399,286
4.00% 9/1/52	590,474	536,884
4.50% 8/1/48	64,998	62,085
4.50% 1/1/49	80,890	76,910
4.50% 8/1/49	19,956	19,018
4.50% 10/1/52	675,531	632,935
5.00% 6/1/53	1,711,295	1,647,557
5.50% 9/1/41	18,960	19,274
5.50% 9/1/52	686,814	686,667
5.50% 10/1/52	619,485	611,190
5.50% 3/1/53	307,689	305,504
5.50% 6/1/53	357,703	352,507
6.00% 1/1/53	363,212	368,409

GNMA I S.F. 30 yr 3.00% 8/15/45	754,517	654,948
GNMA II S.F. 30 yr
3.00% 12/20/51	106,132	91,894
3.00% 1/20/52	155,493	134,527
5.50% 5/20/37	7,003	7,124
5.50% 5/20/53	1,819,581	1,806,689
6.50% 6/20/39	10,839	11,368
Total Agency Mortgage-Backed Securities (cost $52,682,729)		48,995,352

	Principal amount°	Value (US $)

Collateralized Debt Obligations — 0.29%
Cedar Funding IX CLO Series 2018-9A A1 144A 6.657% (TSFR03M + 1.24%, Floor 0.98%) 4/20/31 #, •	491,814	$ 490,313
ICG US CLO 2014-1 Series 2014-1A A1A2 144A 6.877% (TSFR03M + 1.46%, Floor 1.20%) 10/20/34 #, •	250,000	247,195
Park Avenue Institutional Advisers CLO Series 2021-1A A1A 144A 7.067% (TSFR03M + 1.65%, Floor 1.39%) 1/20/34 #, •	250,000	249,885
Signal Peak CLO 5 Series 2018-5A A 144A 6.75% (TSFR03M + 1.37%, Floor 1.11%) 4/25/31 #, •	212,744	212,641
Sound Point CLO XXI Series 2018-3A A1A 144A 6.821% (TSFR03M + 1.44%, Floor 1.18%) 10/26/31 #, •	500,000	499,369
Venture 34 CLO Series 2018-34A A 144A 6.885% (TSFR03M + 1.49%, Floor 1.23%) 10/15/31 #, •	550,000	546,343
Venture 42 CLO Series 2021-42A A1A 144A 6.785% (TSFR03M + 1.39%, Floor 1.13%) 4/15/34 #, •	250,000	246,590
Total Collateralized Debt Obligations (cost $2,487,958)		2,492,336

Convertible Bonds — 7.44%
Basic Industry — 0.13%
Ivanhoe Mines 144A 2.50% exercise price $9.31, maturity date 4/15/26 #	843,000	1,108,025
		1,108,025
Brokerage — 0.10%
WisdomTree 144A 5.75% exercise price $9.54, maturity date 8/15/28 #	850,000	847,450
		847,450
Capital Goods — 0.40%
Chart Industries 1.00% exercise price $58.73, maturity date 11/15/24	725,000	1,624,000
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	1,839,000	1,793,025
		3,417,025

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Convertible Bonds (continued)
Communications — 0.83%
Cable One 1.125% exercise price $2,275.83, maturity date 3/15/28	2,700,000	$ 2,003,130
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	2,817,000	1,288,777
Liberty Broadband 144A 3.125% exercise price $529.07, maturity date 3/31/53 #	2,955,000	2,968,002
Liberty Latin America 2.00% exercise price $20.65, maturity date 7/15/24	853,000	818,880
		7,078,789
Consumer Cyclical — 0.48%
Cheesecake Factory 0.375% exercise price $74.75, maturity date 6/15/26	3,009,000	2,559,455
Ford Motor 0.885% exercise price $15.25, maturity date 3/15/26 ^	1,636,000	1,533,750
		4,093,205
Consumer Non-Cyclical — 2.18%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	1,376,000	1,339,949
Chefs' Warehouse 1.875% exercise price $44.20, maturity date 12/1/24	2,587,000	2,504,475
Chegg 4.581% exercise price $107.55, maturity date 9/1/26 ^	2,846,000	2,291,030
Coherus Biosciences 1.50% exercise price $19.26, maturity date 4/15/26	2,828,000	1,493,537
CONMED 2.25% exercise price $145.33, maturity date 6/15/27	2,212,000	2,177,714
Integer Holdings 144A 2.125% exercise price $87.20, maturity date 2/15/28 #	376,000	438,792
Integra LifeSciences Holdings 0.50% exercise price $73.67, maturity date 8/15/25	2,277,000	2,090,286
Ionis Pharmaceuticals 0.125% exercise price $83.28, maturity date 12/15/24	1,763,000	1,702,397
Jazz Investments I 2.00% exercise price $155.81, maturity date 6/15/26	983,000	973,170
Lantheus Holdings 144A 2.625% exercise price $79.81, maturity date 12/15/27 #	377,000	450,063
Pacira BioSciences 0.75% exercise price $71.78, maturity date 8/1/25	2,265,000	2,056,903
Post Holdings 2.50% exercise price $106.10, maturity date 8/15/27	1,121,000	1,117,076
		18,635,392

	Principal amount°	Value (US $)

Convertible Bonds (continued)
Electric — 0.93%
Duke Energy 144A 4.125% exercise price $118.86, maturity date 4/15/26 #	1,610,000	$ 1,591,485
FirstEnergy 144A 4.00% exercise price $46.81, maturity date 5/1/26 #	1,180,000	1,167,610
NextEra Energy Partners 144A 1.002% exercise price $74.40, maturity date 11/15/25 #, ^	819,000	705,978
NRG Energy 2.75% exercise price $42.17, maturity date 6/1/48	1,535,000	1,878,072
Ormat Technologies 2.50% exercise price $90.27, maturity date 7/15/27	2,730,000	2,590,770
		7,933,915
Energy — 0.29%
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	1,679,000	2,515,982
		2,515,982
Financials — 0.29%
Repay Holdings 144A 3.768% exercise price $33.60, maturity date 2/1/26 #, ^	2,936,000	2,455,377
		2,455,377
Industrials — 0.01%
Danimer Scientific 144A 3.25% exercise price $10.78, maturity date 12/15/26 #	428,000	101,039
		101,039
Real Estate Investment Trusts — 0.20%
Summit Hotel Properties 1.50% exercise price $11.48, maturity date 2/15/26	2,030,000	1,717,380
		1,717,380
Technology — 1.60%
Akamai Technologies 0.125% exercise price $95.10, maturity date 5/1/25	2,279,000	2,858,778
Block 0.125% exercise price $121.01, maturity date 3/1/25	927,000	884,729
CSG Systems International 144A 3.875% exercise price $71.05, maturity date 9/15/28 #	1,595,000	1,541,248
InterDigital 3.50% exercise price $77.49, maturity date 6/1/27	2,662,000	3,658,653
Semtech 1.625% exercise price $37.27, maturity date 11/1/27	2,097,000	1,510,888
Verint Systems 0.25% exercise price $62.08, maturity date 4/15/26	2,050,000	1,789,906

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Convertible Bonds (continued)
Technology (continued)
Wolfspeed 0.25% exercise price $127.22, maturity date 2/15/28	2,372,000	$ 1,478,942
		13,723,144
Total Convertible Bonds (cost $65,539,881)		63,626,723

Corporate Bonds — 11.96%
Automotive — 0.31%
Allison Transmission
144A 3.75% 1/30/31 #	340,000	284,189
144A 5.875% 6/1/29 #	1,000,000	968,503

Ford Motor 4.75% 1/15/43	210,000	162,374
Ford Motor Credit
3.375% 11/13/25	240,000	226,240
4.542% 8/1/26	750,000	713,657

Goodyear Tire & Rubber 5.25% 7/15/31	365,000	316,866
		2,671,829
Banking — 1.20%
Banco Continental 144A 2.75% 12/10/25 #	400,000	369,276
Bank of America
1.922% 10/24/31 μ	560,000	438,004
2.482% 9/21/36 μ	340,000	256,898
2.884% 10/22/30 μ	20,000	17,188
2.972% 2/4/33 μ	240,000	195,952
3.194% 7/23/30 μ	55,000	48,375
6.204% 11/10/28 μ	280,000	286,459

Bank of New York Mellon 4.70% 9/20/25 μ, ψ	305,000	298,195
BBVA Bancomer 144A 1.875% 9/18/25 #	400,000	371,592
Citigroup 5.61% 9/29/26 μ	265,000	264,762
Citizens Bank 6.064% 10/24/25 μ	790,000	761,992
Citizens Financial Group 2.85% 7/27/26	345,000	314,950
Deutsche Bank
6.72% 1/18/29 μ	150,000	152,735
6.819% 11/20/29 μ	180,000	183,433

Fifth Third Bancorp 6.361% 10/27/28 μ	300,000	301,984
Goldman Sachs Group
1.542% 9/10/27 μ	638,000	568,507
2.60% 2/7/30	70,000	59,351
6.484% 10/24/29 μ	290,000	300,320

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)

Huntington Bancshares 6.208% 8/21/29 μ	300,000	$ 300,654
JPMorgan Chase & Co.
1.764% 11/19/31 μ	40,000	31,334
1.953% 2/4/32 μ	140,000	110,105
2.58% 4/22/32 μ	435,000	355,686
3.109% 4/22/51 μ	30,000	20,146
4.08% 4/26/26 μ	170,000	166,331
KeyBank
3.40% 5/20/26	500,000	451,912
5.85% 11/15/27	30,000	29,028

KeyCorp 4.789% 6/1/33 μ	2,000	1,733
Morgan Stanley
1.794% 2/13/32 μ	315,000	241,471
1.928% 4/28/32 μ	15,000	11,533
2.484% 9/16/36 μ	256,000	193,380
2.511% 10/20/32 μ	40,000	31,739
5.123% 2/1/29 μ	15,000	14,770
5.25% 4/21/34 μ	4,000	3,834
6.138% 10/16/26 μ	155,000	156,294
6.296% 10/18/28 μ	249,000	256,011

NBK SPC 144A 1.625% 9/15/27 #, μ	405,000	362,002
PNC Financial Services Group
2.60% 7/23/26	355,000	331,239
5.671% 10/28/25 μ	345,000	342,869

Popular 7.25% 3/13/28	10,000	10,018
State Street
5.751% 11/4/26 μ	15,000	15,052
5.82% 11/4/28 μ	10,000	10,200
6.123% 11/21/34 μ	300,000	303,498
SVB Financial Group
1.80% 10/28/26 ‡	51,000	31,638
1.80% 2/2/31 ‡	60,000	37,023
4.00% 5/15/26 μ, ‡, ψ	680,000	11,111
4.57% 4/29/33 μ, ‡	22,000	13,659

Truist Bank 2.636% 9/17/29 μ	533,000	488,793
Truist Financial
1.887% 6/7/29 μ	75,000	62,879
4.95% 9/1/25 μ, ψ	85,000	80,604
6.123% 10/28/33 μ	10,000	9,871
7.161% 10/30/29 μ	175,000	183,023

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
US Bancorp
2.491% 11/3/36 μ	65,000	$ 48,010
3.00% 7/30/29	150,000	130,003
3.10% 4/27/26	210,000	198,762
4.839% 2/1/34 μ	10,000	9,161
5.727% 10/21/26 μ	59,000	58,803
		10,304,152
Basic Industry — 0.65%
AngloGold Ashanti Holdings 3.75% 10/1/30	400,000	337,138
Avient 144A 5.75% 5/15/25 #	312,000	311,157
BHP Billiton Finance USA 5.25% 9/8/30	420,000	424,363
Chemours 144A 5.75% 11/15/28 #	305,000	276,387
CP Atlas Buyer 144A 7.00% 12/1/28 #	190,000	155,800
First Quantum Minerals
144A 7.50% 4/1/25 #	635,000	588,061
144A 8.625% 6/1/31 #	425,000	344,250

FMG Resources August 2006 144A 5.875% 4/15/30 #	385,000	370,493
Freeport-McMoRan 5.45% 3/15/43	310,000	278,356
Metinvest 8.50% 4/23/26	400,000	276,720
Newmont
2.25% 10/1/30	150,000	124,401
2.60% 7/15/32	100,000	81,684

NOVA Chemicals 144A 8.50% 11/15/28 #	65,000	67,226
Novelis 144A 4.75% 1/30/30 #	560,000	508,921
Olin 5.00% 2/1/30	135,000	124,071
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	255,000	229,321
Sherwin-Williams
2.90% 3/15/52	235,000	145,753
3.30% 5/15/50	475,000	315,913

Sociedad Quimica y Minera de Chile 144A 6.50% 11/7/33 #	200,000	200,915
Standard Industries 144A 3.375% 1/15/31 #	525,000	431,528
		5,592,458

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Brokerage — 0.07%
Jefferies Financial Group
2.625% 10/15/31	355,000	$ 278,956
4.15% 1/23/30	170,000	154,356
6.45% 6/8/27	90,000	91,944
6.50% 1/20/43	70,000	70,385
		595,641
Capital Goods — 0.59%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	200,000	103,178
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	605,000	481,417
Boeing 2.196% 2/4/26	645,000	603,139
Bombardier
144A 6.00% 2/15/28 #	350,000	330,204
144A 7.50% 2/1/29 #	211,000	209,246
144A 8.75% 11/15/30 #	110,000	112,755

Carrier Global 144A 5.90% 3/15/34 #	595,000	612,580
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	190,000	170,653
Eaton 4.15% 3/15/33	110,000	102,731
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	410,000	407,658
144A 9.25% 4/15/27 #	150,000	136,659

Pactiv Evergreen Group Issuer 144A 4.00% 10/15/27 #	135,000	123,653
Sealed Air 144A 5.00% 4/15/29 #	350,000	326,562
Teledyne Technologies 2.75% 4/1/31	840,000	701,643
TransDigm 144A 6.25% 3/15/26 #	607,000	603,316
		5,025,394
Communications — 0.69%
American Tower 2.30% 9/15/31	770,000	611,195
AT&T
1.70% 3/25/26	215,000	198,798
3.50% 6/1/41	31,000	23,056
3.50% 9/15/53	735,000	489,730
4.35% 3/1/29	280,000	269,130
Charter Communications Operating
3.85% 4/1/61	440,000	262,945
4.40% 12/1/61	290,000	190,631
4.80% 3/1/50	240,000	178,712
5.05% 3/30/29	100,000	96,428

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Comcast
2.80% 1/15/51	220,000	$ 137,916
3.20% 7/15/36	552,000	441,939
3.375% 8/15/25	530,000	514,314
Crown Castle
1.05% 7/15/26	565,000	502,427
2.10% 4/1/31	465,000	365,566

Discovery Communications 4.00% 9/15/55	745,000	493,215
Time Warner Cable 7.30% 7/1/38	170,000	170,191
T-Mobile USA
3.00% 2/15/41	440,000	310,596
3.75% 4/15/27	130,000	123,988
5.75% 1/15/34	180,000	183,383
Verizon Communications
2.10% 3/22/28	200,000	177,214
2.875% 11/20/50	195,000	123,538

Warnermedia Holdings 4.279% 3/15/32	20,000	17,649
		5,882,561
Consumer Cyclical — 0.12%
Amazon.com 2.50% 6/3/50	15,000	9,386
Aptiv 3.10% 12/1/51	817,000	492,532
Ford Motor Credit 6.95% 6/10/26	290,000	293,327
VICI Properties 4.95% 2/15/30	230,000	214,053
		1,009,298
Consumer Goods — 0.13%
Acushnet 144A 7.375% 10/15/28 #	173,000	177,802
Pilgrim's Pride 4.25% 4/15/31	320,000	277,407
Post Holdings
144A 5.50% 12/15/29 #	568,000	534,342
144A 5.625% 1/15/28 #	160,000	155,827
		1,145,378
Consumer Non-Cyclical — 0.55%
AbbVie 2.95% 11/21/26	190,000	179,894
Amgen
5.15% 3/2/28	475,000	476,210
5.25% 3/2/30	10,000	10,054
5.25% 3/2/33	113,000	111,902
5.65% 3/2/53	5,000	4,935

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Bunge Limited Finance
1.63% 8/17/25	150,000	$ 140,492
2.75% 5/14/31	565,000	478,033

Central American Bottling 144A 5.25% 4/27/29 #	400,000	365,252
CVS Health
1.875% 2/28/31	20,000	15,820
2.70% 8/21/40	1,280,000	856,712

HCA 3.50% 7/15/51	55,000	36,080
InRetail Consumer 144A 3.25% 3/22/28 #	400,000	350,512
JBS USA LUX 3.00% 2/2/29	300,000	256,641
MHP Lux 6.95% 4/3/26	400,000	302,083
Pfizer Investment Enterprises 4.45% 5/19/28	485,000	476,337
Royalty Pharma
1.20% 9/2/25	655,000	604,833
3.35% 9/2/51	15,000	9,377
		4,675,167
Electric — 0.80%
AEP Transmission 5.40% 3/15/53	5,000	4,820
Appalachian Power 4.50% 8/1/32	285,000	262,086
Atlantic City Electric 4.00% 10/15/28	75,000	71,485
Berkshire Hathaway Energy 2.85% 5/15/51	210,000	130,472
Calpine
144A 5.00% 2/1/31 #	550,000	486,916
144A 5.25% 6/1/26 #	80,000	78,600

Duke Energy 4.875% 9/16/24 μ, ψ	570,000	559,399
Duke Energy Carolinas
3.95% 11/15/28	420,000	400,873
4.95% 1/15/33	25,000	24,513

Entergy Arkansas 4.20% 4/1/49	190,000	150,494
Entergy Louisiana
4.00% 3/15/33	90,000	80,445
4.95% 1/15/45	20,000	17,211

Entergy Mississippi 2.85% 6/1/28	150,000	135,535
Entergy Texas 3.55% 9/30/49	300,000	209,385
Exelon 5.30% 3/15/33	10,000	9,866
Nevada Power 5.90% 5/1/53	165,000	165,057
NextEra Energy Capital Holdings
2.25% 6/1/30	85,000	70,138
3.00% 1/15/52	905,000	557,932
5.65% 5/1/79 μ	55,000	49,184

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)

Oglethorpe Power 3.75% 8/1/50	520,000	$ 363,420
Pacific Gas and Electric
2.10% 8/1/27	30,000	26,481
2.50% 2/1/31	45,000	35,867
3.25% 6/1/31	25,000	20,784
3.30% 8/1/40	355,000	242,931
4.95% 7/1/50	43,000	34,267
PacifiCorp
2.70% 9/15/30	20,000	16,349
2.90% 6/15/52	425,000	242,043
3.30% 3/15/51	30,000	18,284
3.50% 6/15/29	255,000	230,221
5.35% 12/1/53	5,000	4,242

Southern 5.70% 10/15/32	170,000	172,583
Southern California Edison
4.00% 4/1/47	355,000	271,288
4.20% 3/1/29	150,000	142,390
4.875% 3/1/49	165,000	141,324

Southwestern Electric Power 4.10% 9/15/28	165,000	155,470
Vistra
144A 7.00% 12/15/26 #, μ, ψ	620,000	589,471
144A 8.00% 10/15/26 #, μ, ψ	265,000	259,454
Vistra Operations
144A 4.30% 7/15/29 #	215,000	195,173
144A 6.95% 10/15/33 #	175,000	178,785
		6,805,238
Energy — 1.54%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	485,000	446,086
144A 7.00% 11/1/26 #	235,000	231,928

BP Capital Markets 4.875% 3/22/30 μ, ψ	200,000	180,378
BP Capital Markets America
2.721% 1/12/32	80,000	67,518
2.939% 6/4/51	275,000	178,173
4.812% 2/13/33	10,000	9,712
Callon Petroleum
144A 7.50% 6/15/30 #	135,000	133,380
144A 8.00% 8/1/28 #	470,000	476,964

Civitas Resources 144A 8.625% 11/1/30 #	265,000	274,716
CNX Midstream Partners 144A 4.75% 4/15/30 #	190,000	165,934

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Diamondback Energy
3.125% 3/24/31	435,000	$ 374,833
4.25% 3/15/52	69,000	52,106

Enbridge 6.70% 11/15/53	225,000	246,211
Energean Israel Finance 144A 4.875% 3/30/26 #	200,000	183,646
Energy Transfer
5.25% 4/15/29	170,000	167,064
144A 5.625% 5/1/27 #	41,000	40,310
5.75% 2/15/33	3,000	2,989
144A 6.00% 2/1/29 #	299,000	294,804
6.25% 4/15/49	190,000	187,128
6.50% 11/15/26 μ, ψ	445,000	417,807
Enterprise Products Operating
3.20% 2/15/52	695,000	473,013
3.30% 2/15/53	40,000	27,948
5.35% 1/31/33	5,000	5,046
EQM Midstream Partners
144A 4.75% 1/15/31 #	620,000	552,579
6.50% 7/15/48	90,000	82,863

Galaxy Pipeline Assets Bidco 144A 2.16% 3/31/34 #	751,754	637,112
Genesis Energy
7.75% 2/1/28	275,000	271,905
8.00% 1/15/27	350,000	350,605
8.25% 1/15/29	95,000	94,013
Hilcorp Energy I
144A 6.00% 4/15/30 #	400,000	373,425
144A 6.00% 2/1/31 #	55,000	50,979
144A 6.25% 4/15/32 #	213,000	196,860

Kinder Morgan 5.20% 6/1/33	85,000	81,436
Murphy Oil 6.375% 7/15/28	925,000	919,522
NuStar Logistics
5.625% 4/28/27	503,000	495,556
6.00% 6/1/26	157,000	156,602

Occidental Petroleum 6.125% 1/1/31	470,000	475,071
PDC Energy 5.75% 5/15/26	660,000	657,740
Southwestern Energy
5.375% 2/1/29	55,000	52,377
5.375% 3/15/30	255,000	241,975

Targa Resources Partners 5.00% 1/15/28	740,000	719,239

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	365,000	$ 311,816
Transocean 144A 8.00% 2/1/27 #	351,000	336,337
USA Compression Partners
6.875% 4/1/26	215,000	213,974
6.875% 9/1/27	398,000	393,234
Vital Energy
144A 7.75% 7/31/29 #	325,000	298,204
9.75% 10/15/30	120,000	120,356

Weatherford International 144A 8.625% 4/30/30 #	422,000	436,606
		13,158,080
Financials — 0.54%
AerCap Holdings 5.875% 10/10/79 μ	185,000	178,948
AerCap Ireland Capital DAC
3.00% 10/29/28	150,000	132,293
3.65% 7/21/27	200,000	186,084
4.45% 4/3/26	645,000	627,224
Air Lease
2.875% 1/15/26	560,000	527,127
2.875% 1/15/32	300,000	243,404
3.00% 2/1/30	175,000	149,245
4.65% 6/15/26 μ, ψ	180,000	154,370
Aviation Capital Group
144A 1.95% 1/30/26 #	830,000	757,355
144A 3.50% 11/1/27 #	445,000	399,491
144A 6.25% 4/15/28 #	15,000	14,844

Castlelake Aviation Finance 144A 5.00% 4/15/27 #	505,000	465,203
MAF Global Securities 7.875% 6/30/27 μ, ψ	400,000	398,706
MSCI 144A 3.625% 11/1/31 #	485,000	413,187
		4,647,481
Healthcare — 0.40%
AthenaHealth Group 144A 6.50% 2/15/30 #	75,000	65,060
Bausch Health 144A 11.00% 9/30/28 #	256,000	160,640
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	140,000	117,354
144A 3.50% 4/1/30 #	30,000	25,108

Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	605,000	561,469
CHS 144A 4.75% 2/15/31 #	325,000	238,777
DaVita
144A 3.75% 2/15/31 #	190,000	148,900
144A 4.625% 6/1/30 #	155,000	131,128

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Healthcare (continued)
HCA
5.375% 2/1/25	4,000	$ 3,978
7.58% 9/15/25	214,000	219,531

Heartland Dental 144A 8.50% 5/1/26 #	495,000	468,040
Medline Borrower 144A 5.25% 10/1/29 #	458,000	414,799
Tenet Healthcare
4.25% 6/1/29	235,000	210,765
6.125% 10/1/28	675,000	655,027
		3,420,576
Industrials — 0.02%
CK Hutchison International 23 144A 4.875% 4/21/33 #	200,000	193,943
		193,943
Insurance — 0.88%
American International Group 5.125% 3/27/33	440,000	428,017
Aon
2.90% 8/23/51	370,000	227,199
5.00% 9/12/32	755,000	730,347

Athene Global Funding 144A 1.985% 8/19/28 #	55,000	46,047
Athene Holding 3.95% 5/25/51	705,000	493,421
Berkshire Hathaway Finance 3.85% 3/15/52	945,000	739,823
Brighthouse Financial 3.85% 12/22/51	221,000	134,985
GA Global Funding Trust 144A 1.00% 4/8/24 #	365,000	357,567
HUB International 144A 5.625% 12/1/29 #	470,000	426,480
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	585,000	604,431
144A 10.50% 12/15/30 #	620,000	642,776

New York Life Global Funding 144A 5.45% 9/18/26 #	575,000	579,617
NFP
144A 6.875% 8/15/28 #	360,000	320,919
144A 7.50% 10/1/30 #	150,000	148,776
UnitedHealth Group
4.50% 4/15/33	465,000	446,092
5.05% 4/15/53	440,000	417,357

USI 144A 6.875% 5/1/25 #	758,000	752,868
		7,496,722

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Leisure — 0.42%
Boyd Gaming
4.75% 12/1/27	505,000	$ 479,024
144A 4.75% 6/15/31 #	135,000	119,575
Caesars Entertainment
144A 7.00% 2/15/30 #	235,000	235,435
144A 8.125% 7/1/27 #	247,000	251,843
Carnival
144A 5.75% 3/1/27 #	270,000	256,881
144A 6.00% 5/1/29 #	595,000	547,874

Light & Wonder International 144A 7.25% 11/15/29 #	425,000	426,373
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	724,000	692,266
144A 7.25% 1/15/30 #	135,000	137,618

Scientific Games Holdings 144A 6.625% 3/1/30 #	505,000	452,361
		3,599,250
Local Authorities — 0.03%
Grupo Energia Bogota ESP 144A 7.85% 11/9/33 #	200,000	208,236
		208,236
Media — 0.63%
AMC Networks 4.25% 2/15/29	390,000	273,390
CCO Holdings
144A 4.50% 8/15/30 #	445,000	382,094
4.50% 5/1/32	150,000	123,656
144A 5.375% 6/1/29 #	645,000	598,525

CMG Media 144A 8.875% 12/15/27 #	550,000	440,525
CSC Holdings
144A 3.375% 2/15/31 #	945,000	645,220
144A 5.00% 11/15/31 #	700,000	391,741

Cumulus Media New Holdings 144A 6.75% 7/1/26 #	403,000	268,394
Directv Financing 144A 5.875% 8/15/27 #	340,000	306,288
DISH DBS 144A 5.75% 12/1/28 #	490,000	363,854
Gray Escrow II 144A 5.375% 11/15/31 #	405,000	289,101
Gray Television 144A 4.75% 10/15/30 #	543,000	388,160
Sirius XM Radio 144A 4.00% 7/15/28 #	1,065,000	952,442
		5,423,390

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Natural Gas — 0.11%
Atmos Energy
2.85% 2/15/52	200,000	$ 125,564
5.75% 10/15/52	170,000	173,317

ENN Energy Holdings 144A 4.625% 5/17/27 #	200,000	195,895
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	480,000	443,119
		937,895
Real Estate Investment Trusts — 0.09%
American Homes 4 Rent 3.625% 4/15/32	425,000	364,551
VICI Properties
144A 3.875% 2/15/29 #	225,000	200,521
144A 5.75% 2/1/27 #	210,000	206,847
		771,919
Retail — 0.30%
Asbury Automotive Group
144A 4.625% 11/15/29 #	85,000	76,618
4.75% 3/1/30	230,000	206,335
Bath & Body Works
6.875% 11/1/35	580,000	549,155
6.95% 3/1/33	151,000	141,310

LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	289,000	271,042
Michaels 144A 5.25% 5/1/28 #	210,000	153,555
Murphy Oil USA 144A 3.75% 2/15/31 #	530,000	450,140
PetSmart 144A 7.75% 2/15/29 #	755,000	712,339
		2,560,494
Services — 0.43%
CDW 3.569% 12/1/31	545,000	469,820
Gartner 144A 4.50% 7/1/28 #	170,000	159,384
GFL Environmental 144A 6.75% 1/15/31 #	200,000	202,000
Iron Mountain
144A 4.50% 2/15/31 #	430,000	372,627
144A 5.25% 3/15/28 #	510,000	483,824

Prime Security Services Borrower 144A 5.75% 4/15/26 #	713,000	705,739
Staples 144A 7.50% 4/15/26 #	321,000	284,388
United Rentals North America 3.875% 2/15/31	411,000	358,259
White Cap Buyer 144A 6.875% 10/15/28 #	455,000	415,541
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	234,000	229,104
		3,680,686

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Technology — 0.28%
Autodesk 2.40% 12/15/31	515,000	$ 422,607
Broadcom
144A 3.137% 11/15/35 #	4,000	3,116
144A 3.419% 4/15/33 #	11,000	9,250
144A 3.469% 4/15/34 #	742,000	617,245
CDW
2.67% 12/1/26	30,000	27,496
3.276% 12/1/28	390,000	345,288

Marvell Technology 2.45% 4/15/28	260,000	229,422
Oracle
3.60% 4/1/50	528,000	369,020
4.65% 5/6/30	5,000	4,825

PayPal Holdings 2.65% 10/1/26	340,000	318,914
		2,347,183
Technology & Electronics — 0.28%
Clarios Global 144A 8.50% 5/15/27 #	285,000	287,242
CommScope Technologies 144A 6.00% 6/15/25 #	300,000	235,809
Entegris Escrow
144A 4.75% 4/15/29 #	256,000	242,040
144A 5.95% 6/15/30 #	445,000	430,167

Micron Technology 5.875% 9/15/33	285,000	285,388
NCR Voyix 144A 5.25% 10/1/30 #	170,000	149,589
Seagate HDD Cayman
5.75% 12/1/34	165,000	151,463
144A 8.25% 12/15/29 #	150,000	159,428

Sensata Technologies 144A 4.00% 4/15/29 #	255,000	229,041
SS&C Technologies 144A 5.50% 9/30/27 #	265,000	256,703
		2,426,870
Telecommunications — 0.56%
Altice France 144A 5.50% 10/15/29 #	600,000	433,640
Altice France Holding 144A 6.00% 2/15/28 #	800,000	323,995
Connect Finco 144A 6.75% 10/1/26 #	450,000	432,435
Consolidated Communications
144A 5.00% 10/1/28 #	405,000	317,297
144A 6.50% 10/1/28 #	390,000	322,725

Digicel International Finance 144A 8.75% 5/25/24 #	400,000	368,660

		Principal amount°	Value (US $)

Corporate Bonds (continued)
Telecommunications (continued)
Frontier Communications Holdings
144A 5.00% 5/1/28 #		35,000	$ 31,432
144A 5.875% 10/15/27 #		848,000	797,507
5.875% 11/1/29		110,000	88,206
144A 6.75% 5/1/29 #		250,000	212,085

Northwest Fiber 144A 4.75% 4/30/27 #		685,000	627,368
Sable International Finance 144A 5.75% 9/7/27 #		200,000	184,043
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #		605,000	517,297
VZ Secured Financing 144A 5.00% 1/15/32 #		200,000	164,167
			4,820,857
Transportation — 0.34%
American Airlines 144A 5.75% 4/20/29 #		152,605	146,302
Azul Secured Finance 144A 11.93% 8/28/28 #		320,000	324,389
Babcock International Group 1.375% 9/13/27	EUR	200,000	196,680
Burlington Northern Santa Fe 2.875% 6/15/52		15,000	9,710
Delta Air Lines 7.375% 1/15/26		308,000	315,623
Grupo Aeromexico 144A 8.50% 3/17/27 #		400,000	381,742
Mileage Plus Holdings 144A 6.50% 6/20/27 #		461,250	459,086
Rumo Luxembourg 144A 5.25% 1/10/28 #		400,000	377,973
TAV Havalimanlari Holding 144A 8.50% 12/7/28 #		200,000	200,000
United Airlines
144A 4.375% 4/15/26 #		195,000	185,561
144A 4.625% 4/15/29 #		235,000	209,939
United Airlines Pass Through Trust
Series 2014-1 A 4.00% 10/11/27 ♦		37,454	35,314
Series 2014-2 A 3.75% 3/3/28 ♦		85,767	80,540
			2,922,859
Total Corporate Bonds (cost $111,879,795)			102,323,557

Government Agency Obligations — 0.35%
Development Bank of Kazakhstan JSC 144A 10.95% 5/6/26 #	KZT	200,000,000	382,009
Georgian Railway JSC 4.00% 6/17/28		400,000	349,550
Hutama Karya Persero 144A 3.75% 5/11/30 #		600,000	545,468
OCP 144A 3.75% 6/23/31 #		400,000	331,612

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Government Agency Obligations (continued)
Perusahaan Listrik Negara 144A 4.125% 5/15/27 #	200,000	$ 192,141
PTTEP Treasury Center 144A 2.587% 6/10/27 #	385,000	352,669
QazaqGaz NC JSC 144A 4.375% 9/26/27 #	960,000	900,211
Total Government Agency Obligations (cost $3,445,933)		3,053,660

Municipal Bonds — 0.05%
Bay Area, California Toll Authority Revenue (Build America Bonds) Series S-3 6.907% 10/1/50	185,000	217,007
New Jersey Turnpike Authority Revenue (Build America Bonds) Series A 7.102% 1/1/41	105,000	121,341
South Carolina Public Service Authority Revenue Series D 4.77% 12/1/45	60,000	52,662
Total Municipal Bonds (cost $488,795)		391,010

Non-Agency Asset-Backed Securities — 0.28%
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #	250,000	217,624
Domino's Pizza Master Issuer Series 2021-1A A2I 144A 2.662% 4/25/51 #	243,750	209,395
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	205,027	202,548
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	140,000	131,410
GMF Floorplan Owner Revolving Trust Series 2023-1 A1 144A 5.34% 6/15/28 #	150,000	149,948
Taco Bell Funding Series 2021-1A A2I 144A 1.946% 8/25/51 #	461,775	405,472
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #, •	1,490	1,478
Series 2017-2 A1 144A 2.75% 4/25/57 #, •	427	425
Series 2018-1 A1 144A 3.00% 1/25/58 #, •	15,132	14,590

Toyota Auto Loan Extended Note Trust Series 2022-1A A 144A 3.82% 4/25/35 #	100,000	95,584
Trafigura Securitisation Finance Series 2021-1A A2 144A 1.08% 1/15/25 #	550,000	525,864

		Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25		470,000	$ 465,284
Total Non-Agency Asset-Backed Securities (cost $2,586,900)			2,419,622

Non-Agency Collateralized Mortgage Obligations — 0.29%
Connecticut Avenue Securities Trust Series 2023-R08 1M1 144A 6.828% (SOFR + 1.50%) 10/25/43 #, •		1,176,367	1,178,579
Freddie Mac Stacr Remic Trust Series 2023-HQA3 A1 144A 7.172% (SOFR + 1.85%) 11/25/43 #, •		300,000	301,637
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.412% 6/25/29 #, •		42,372	37,401
Series 2014-2 B2 144A 3.412% 6/25/29 #, •		42,373	37,111
Series 2015-4 B1 144A 3.539% 6/25/45 #, •		99,868	88,035
Series 2015-4 B2 144A 3.539% 6/25/45 #, •		99,868	87,867
Series 2021-10 A3 144A 2.50% 12/25/51 #, •		41,882	32,377
JPMorgan Trust
Series 2015-5 B2 144A 6.757% 5/25/45 #, •		66,562	65,947
Series 2015-6 B1 144A 3.517% 10/25/45 #, •		89,476	82,268
Series 2015-6 B2 144A 3.517% 10/25/45 #, •		89,476	82,055

Morgan Stanley Residential Mortgage Loan Trust Series 2021-4 A3 144A 2.50% 7/25/51 #, •		81,891	63,613
Sequoia Mortgage Trust Series 2015-1 B2 144A 3.93% 1/25/45 #, •		18,077	16,944
WST Trust Series 2019-1 A 5.369% (BBSW1M + 1.08%) 8/18/50 •	AUD	690,248	457,078
Total Non-Agency Collateralized Mortgage Obligations (cost $2,599,931)			2,530,912

Non-Agency Commercial Mortgage-Backed Securities — 1.32%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 •		95,000	82,486
Series 2019-BN20 A3 3.011% 9/15/62		250,000	210,656
Series 2019-BN21 A5 2.851% 10/17/52		725,000	618,527
Series 2020-BN25 A5 2.649% 1/15/63		850,000	712,651
Series 2022-BNK40 A4 3.507% 3/15/64 •		1,000,000	854,864

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50 •	340,000	$ 283,467
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53	850,000	682,631
Series 2020-B21 A5 1.978% 12/17/53	500,000	386,619
Series 2021-B24 A5 2.584% 3/15/54	260,000	203,547
Series 2021-B25 A5 2.577% 4/15/54	450,000	347,638
Series 2022-B33 A5 3.458% 3/15/55	1,000,000	853,779

Cantor Commercial Real Estate Lending Series 2019-CF2 A5 2.874% 11/15/52	350,000	296,580
CD Mortgage Trust Series 2019-CD8 A4 2.912% 8/15/57	250,000	210,513
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	100,000	93,549
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	345,000	331,546
Series 2015-3BP A 144A 3.178% 2/10/35 #	500,000	474,799

Grace Trust Series 2020-GRCE A 144A 2.347% 12/10/40 #	100,000	77,393
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	350,000	320,367
Series 2017-GS6 A3 3.433% 5/10/50	515,000	466,721
Series 2019-GC39 A4 3.567% 5/10/52	580,000	516,082
Series 2019-GC42 A4 3.001% 9/10/52	1,280,000	1,103,372
Series 2020-GC47 A5 2.377% 5/12/53	250,000	203,467

JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	150,000	143,032
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	350,000	316,889
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 B 3.499% 4/15/46	125,000	104,375
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29 A4 3.325% 5/15/49	350,000	327,673
Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1 A3 2.652% 8/15/49	835,000	761,135
Series 2019-C54 A4 3.146% 12/15/52	375,000	324,777
Total Non-Agency Commercial Mortgage-Backed Securities (cost $13,581,888)		11,309,135

		Principal amount°	Value (US $)

Sovereign Bonds — 1.88%Δ
Albania — 0.03%
Albania Government International Bond
3.50% 11/23/31	EUR	320,000	$ 295,637
			295,637
Angola — 0.02%
Angolan Government International Bond
9.375% 5/8/48		200,000	155,281
			155,281
Argentina — 0.00%
Argentine Republic Government International Bond
0.75% 7/9/30 ~		87,300	32,702
			32,702
Armenia — 0.04%
Republic of Armenia International Bond
144A 3.60% 2/2/31 #		400,000	312,792
			312,792
Bermuda — 0.13%
Bermuda Government International Bonds
144A 5.00% 7/15/32 #		800,000	758,800
5.00% 7/15/32		400,000	379,400
			1,138,200
Brazil — 0.05%
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/33	BRL	2,100,000	406,146
			406,146
Chile — 0.17%
Chile Government International Bonds
2.55% 1/27/32		918,000	764,035
4.34% 3/7/42		865,000	733,102
			1,497,137
Colombia — 0.06%
Colombia Government International Bonds
5.20% 5/15/49		400,000	284,897
8.75% 11/14/53		200,000	213,088
			497,985

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Dominican Republic — 0.18%
Dominican Republic International Bonds
144A 4.50% 1/30/30 #		1,309,000	$ 1,160,332
144A 4.875% 9/23/32 #		200,000	173,024
144A 5.50% 2/22/29 #		200,000	189,624
			1,522,980
Gabon — 0.02%
Gabon Government International Bond
6.625% 2/6/31		200,000	157,120
			157,120
Indonesia — 0.18%
Indonesia Government International Bond 4.65% 9/20/32		400,000	386,103
Perusahaan Penerbit SBSN Indonesia III 4.70% 6/6/32		1,163,000	1,124,080
			1,510,183
Ivory Coast — 0.11%
Ivory Coast Government International Bonds
144A 4.875% 1/30/32 #	EUR	400,000	354,398
144A 6.125% 6/15/33 #		449,000	395,805
144A 6.875% 10/17/40 #	EUR	200,000	173,042
			923,245
Morocco — 0.10%
Morocco Government International Bonds
144A 1.375% 3/30/26 #	EUR	370,000	376,314
144A 2.375% 12/15/27 #		500,000	439,735
			816,049
Nigeria — 0.04%
Nigeria Government International Bond
7.375% 9/28/33		411,000	327,789
			327,789
Paraguay — 0.20%
Paraguay Government International Bonds
144A 4.95% 4/28/31 #		1,142,000	1,080,050
5.60% 3/13/48		800,000	672,727
			1,752,777
Peru — 0.12%
Corp Financiera de Desarrollo 144A 2.40% 9/28/27 #		400,000	348,642

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Peru (continued)
Peruvian Government International Bonds
3.30% 3/11/41		455,000	$ 332,404
3.60% 1/15/72		516,000	334,971
			1,016,017
Philippines — 0.07%
Philippine Government International Bond
5.50% 1/17/48		650,000	643,705
			643,705
Poland — 0.07%
Bank Gospodarstwa Krajowego 144A 5.375% 5/22/33 #		300,000	293,269
Republic of Poland Government International Bond 5.50% 4/4/53		330,000	319,422
			612,691
Republic of Korea — 0.04%
Export-Import Bank of Korea
5.125% 1/11/33		300,000	301,739
			301,739
Republic of North Macedonia — 0.02%
North Macedonia Government International Bond
144A 3.675% 6/3/26 #	EUR	200,000	208,324
			208,324
Romania — 0.01%
Romanian Government International Bond
144A 2.625% 12/2/40 #	EUR	173,000	116,157
			116,157
Serbia — 0.06%
Serbia International Bond
1.00% 9/23/28	EUR	576,000	506,817
			506,817
South Africa — 0.12%
Republic of South Africa Government International Bonds
5.65% 9/27/47		1,000,000	724,995
5.75% 9/30/49		444,000	322,673
			1,047,668

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Uruguay — 0.04%
Uruguay Government International Bond
5.10% 6/18/50	323,000	$ 305,743
		305,743
Total Sovereign Bonds (cost $17,415,223)		16,104,884

Supranational Banks — 0.11%
Banco Latinoamericano de Comercio Exterior 144A 2.375% 9/14/25 #	250,000	232,998
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	393,000	321,788
Corp Andina de Fomento 5.25% 11/21/25	400,000	397,218
Total Supranational Banks (cost $1,051,102)		952,004

US Treasury Obligations — 5.08%
US Treasury Bonds
2.25% 8/15/46	2,050,000	1,344,952
3.875% 2/15/43	2,835,000	2,529,739
3.875% 5/15/43	1,265,000	1,127,826
4.125% 8/15/53	745,000	696,924
4.75% 11/15/53	4,105,000	4,267,917
US Treasury Notes
3.375% 5/15/33	9,100,000	8,410,391
3.875% 8/15/33	5,000	4,810
4.50% 9/30/28	1,670,000	1,692,180
4.50% 11/15/33	9,800,000	9,922,500
4.625% 9/30/30	1,505,000	1,527,810
4.875% 10/31/28	11,585,000	11,871,005
5.125% 9/30/25	45,000	45,170
Total US Treasury Obligations (cost $44,035,857)		43,441,224

	Number of shares	Value (US $)
Common Stocks — 56.72%
Communication Services — 2.42%
AT&T	81,570	$ 1,351,615
Comcast Class A	90,708	3,799,758
Interpublic Group	20,887	642,066
KDDI	19,700	614,545
Orange	82,869	1,019,654
Publicis Groupe	9,428	796,155
Verizon Communications	219,623	8,418,150
Walt Disney †	43,613	4,042,489
		20,684,432
Consumer Discretionary — 6.13%
adidas AG	9,083	1,899,659
Amadeus IT Group	27,022	1,847,753
Bath & Body Works	77,977	2,543,610
Best Buy	43,799	3,107,101
eBay	33,537	1,375,352
H & M Hennes & Mauritz Class B	63,950	1,022,211
Home Depot	18,696	5,861,009
Kering	1,868	800,517
Lowe's	39,343	7,822,569
LVMH Moet Hennessy Louis Vuitton	280	214,169
NIKE Class B	27,199	2,999,234
PulteGroup	41,553	3,674,116
Ross Stores	25,792	3,362,761
Sodexo	17,314	1,854,475
Starbucks	21,056	2,090,861
Swatch Group	2,990	783,607
TJX	91,281	8,042,769
Tractor Supply	15,547	3,156,196
		52,457,969
Consumer Staples — 5.00%
Altria Group	85,293	3,585,718
Anheuser-Busch InBev	11,530	723,029
Archer-Daniels-Midland	51,800	3,819,214
Asahi Group Holdings	12,200	448,880
Conagra Brands	122,498	3,465,468
Danone	37,815	2,427,301
Diageo	63,833	2,226,993
Dollar General	30,538	4,004,143
Dollar Tree †	30,300	3,744,777
Essity Class B	62,411	1,559,696

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Staples (continued)
Kao	35,900	$ 1,379,242
Koninklijke Ahold Delhaize	85,424	2,469,656
Medifast	35,825	2,378,064
Nestle	19,753	2,241,019
Philip Morris International	47,393	4,424,610
Seven & i Holdings	12,700	470,703
Unilever	49,040	2,333,718
Vector Group	97,835	1,047,813
		42,750,044
Energy — 4.01%
APA	69,440	2,499,840
Cheniere Energy	18,890	3,440,814
Chevron	18,342	2,633,911
Civitas Resources	19,429	1,334,578
ConocoPhillips	67,851	7,841,540
Coterra Energy	90,103	2,365,204
EOG Resources	15,563	1,915,339
Exxon Mobil	63,012	6,473,853
Marathon Petroleum	26,260	3,917,729
Texas Pacific Land	533	891,149
Viper Energy	31,210	961,892
		34,275,849
Financials — 8.81%
Allstate	30,401	4,191,386
Ally Financial	54,034	1,578,873
American Financial Group	5,810	664,606
American International Group	63,500	4,178,935
Ameriprise Financial	10,976	3,880,126
Bank of New York Mellon	58,842	2,843,245
BlackRock	5,967	4,482,589
Blackstone	35,796	4,022,396
Carlyle Group	41,927	1,437,258
Discover Financial Services	13,935	1,295,955
East West Bancorp	39,156	2,463,696
Evercore Class A	6,108	901,235
Fidelity National Financial	49,461	2,217,831
Fidelity National Information Services	70,775	4,150,246
Fifth Third Bancorp	92,343	2,673,330
Invesco	84,187	1,201,348
KeyCorp	293,102	3,631,534

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
MetLife	61,001	$ 3,881,494
PNC Financial Services Group	8,086	1,083,201
Principal Financial Group	49,970	3,689,285
Prudential Financial	40,143	3,925,183
Sberbank of Russia PJSC =	52,870	0
SEI Investments	31,969	1,875,621
State Street	29,819	2,171,420
Synchrony Financial	79,369	2,568,381
Truist Financial	120,800	3,882,512
US Bancorp	97,600	3,720,512
Western Union	236,250	2,747,587
		75,359,785
Healthcare — 6.93%
AbbVie	35,501	5,054,987
Amgen	3,523	949,942
Baxter International	103,200	3,723,456
Bristol-Myers Squibb	49,446	2,441,643
Cardinal Health	30,081	3,221,074
CareTrust REIT	6,688	154,359
Cencora	19,237	3,912,229
Cigna Group	12,882	3,386,420
CVS Health	52,400	3,560,580
Gilead Sciences	44,741	3,427,161
Healthpeak Properties	4,167	72,172
Hologic †	52,031	3,709,810
Johnson & Johnson	23,800	3,680,908
McKesson	4,811	2,263,864
Medical Properties Trust	2,004	9,719
Merck & Co.	89,014	9,122,155
Novo Nordisk Class B	10,541	1,070,469
OmniAb 12.5 =, †	363	0
OmniAb 15 =, †	363	0
Pfizer	85,092	2,592,753
Roche Holding	6,151	1,658,038
SIGA Technologies	149,771	813,257
Smith & Nephew	146,580	1,893,986
UnitedHealth Group	2,518	1,392,378
Ventas	4,878	223,608
Welltower	11,274	1,004,513
		59,339,481

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Number of shares	Value (US $)
Common Stocks (continued)
Industrials — 4.40%
Dover	28,927	$ 4,083,335
Expeditors International of Washington	25,679	3,090,211
Honeywell International	20,835	4,081,993
Intertek Group	24,234	1,219,179
Knorr-Bremse	14,517	908,601
Kone Class B	8,753	388,633
Lockheed Martin	2,244	1,004,796
Makita	50,700	1,341,878
Masco	48,313	2,925,352
Northrop Grumman	8,250	3,920,070
Otis Worldwide	26,780	2,297,456
Paychex	31,066	3,789,120
Robert Half	37,480	3,072,610
RTX	44,149	3,597,261
Securitas Class B	214,357	1,927,272
		37,647,767
Information Technology — 14.98%
Accenture Class A	7,767	2,587,498
Apple	133,264	25,313,497
Applied Materials	18,597	2,785,459
Broadcom	6,614	6,122,778
Cisco Systems	156,980	7,594,692
Cognizant Technology Solutions Class A	57,950	4,078,521
Dell Technologies Class C	49,030	3,719,906
Digital Realty Trust	4,134	573,717
Equinix	1,804	1,470,278
HP	121,038	3,551,255
KLA	6,047	3,293,317
Lam Research	6,005	4,299,100
Microchip Technology	9,563	797,937
Microsoft	61,018	23,120,330
Monolithic Power Systems	6,781	3,720,870
Motorola Solutions	12,933	4,175,678
NetApp	47,022	4,297,341
NVIDIA	25,169	11,771,541
Oracle	35,300	4,102,213
QUALCOMM	31,983	4,127,406
SAP	17,511	2,772,954
Teledyne Technologies †	9,622	3,877,281
		128,153,569

	Number of shares	Value (US $)
Common Stocks (continued)
Materials — 0.95%
Air Liquide	10,651	$ 2,014,970
Dow	44,151	2,284,814
DuPont de Nemours	53,477	3,825,745
		8,125,529
Real Estate — 0.50%
Equity Residential	74,591	4,239,752
Etalon Group GDR 144A #, =, †	20,100	0
Spirit MTA REIT =, †	677	0
		4,239,752
REIT Diversified — 0.17%
Gaming and Leisure Properties	11,154	521,227
VICI Properties	30,934	924,617
		1,445,844
REIT Healthcare — 0.06%
Alexandria Real Estate Equities	4,464	488,362
		488,362
REIT Hotel — 0.19%
Apple Hospitality REIT	25,312	421,951
Chatham Lodging Trust	19,760	195,821
Host Hotels & Resorts	25,640	447,931
Park Hotels & Resorts	8,702	129,051
Ryman Hospitality Properties	4,354	436,924
Sunstone Hotel Investors	2,581	25,500
		1,657,178
REIT Industrial — 0.39%
Plymouth Industrial REIT	1,172	25,491
Prologis	23,039	2,647,872
Rexford Industrial Realty	8,788	432,546
Terreno Realty	3,999	228,383
		3,334,292
REIT Mall — 0.19%
Simon Property Group	13,322	1,663,785
		1,663,785
REIT Manufactured Housing — 0.06%
Equity LifeStyle Properties	3,121	221,903
Sun Communities	2,220	287,135
		509,038

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Number of shares	Value (US $)
Common Stocks (continued)
REIT Multifamily — 0.26%
American Homes 4 Rent Class A	8,080	$ 293,062
AvalonBay Communities	3,100	536,114
Camden Property Trust	3,437	310,224
Essex Property Trust	2,596	554,142
Independence Realty Trust	12,459	169,691
Mid-America Apartment Communities	2,299	286,179
UDR	3,445	115,063
		2,264,475
REIT Office — 0.04%
Cousins Properties	10,769	220,980
Highwoods Properties	2,129	40,344
Piedmont Office Realty Trust Class A	16,745	104,154
		365,478
REIT Self-Storage — 0.20%
CubeSmart	9,071	360,663
Extra Space Storage	3,458	450,128
Public Storage	3,391	877,455
		1,688,246
REIT Shopping Center — 0.26%
Agree Realty	6,313	373,793
Brixmor Property Group	22,342	480,800
Kimco Realty	18,424	355,952
Kite Realty Group Trust	6,383	134,809
Phillips Edison & Co.	1,525	53,741
Regency Centers	3,516	220,735
Retail Opportunity Investments	22,984	295,804
SITE Centers	14,207	187,390
Tanger Factory Outlet Centers	6,264	156,349
		2,259,373
REIT Single Tenant — 0.09%
Four Corners Property Trust	4,282	98,443
NET Lease Office Properties †	73	1,194
Realty Income	10,411	561,778
Spirit Realty Capital	3,118	128,773
		790,188
REIT Specialty — 0.19%
EPR Properties	2,740	122,259
Essential Properties Realty Trust	4,190	99,512
Invitation Homes	21,705	724,079

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Specialty (continued)
Iron Mountain	6,517	$ 418,066
Lamar Advertising Class A	1,804	182,727
Outfront Media	4,080	49,898
		1,596,541
Utilities — 0.49%
Duke Energy	4,400	406,032
Edison International	56,700	3,798,333
		4,204,365
Total Common Stocks (cost $439,272,229)		485,301,342

Convertible Preferred Stock — 1.24%
Algonquin Power & Utilities 7.75% exercise price $18.00, maturity date 6/15/24	17,549	379,936
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	15,856	665,952
Apollo Global Management 6.75% exercise price $98.97, maturity date 7/31/26	14,066	780,522
Bank of America 7.25% exercise price $50.00 ω	1,091	1,223,011
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	47,703	2,222,960
Lyondellbasell Advanced Polymers 6.00% exercise price $0.00 ω	1,356	1,152,600
RBC Bearings 5.00% exercise price $226.60, maturity date 10/15/24	13,442	1,620,837
UGI 7.25% exercise price $52.57, maturity date 6/1/24	19,571	1,024,346
Wells Fargo & Co. 7.50% exercise price $156.71 ω	1,403	1,568,554
Total Convertible Preferred Stock (cost $12,647,635)		10,638,718

Preferred Stock — 0.16%
Henkel AG & Co. 2.64%	17,345	1,363,138
Total Preferred Stock (cost $1,407,500)		1,363,138

Exchange-Traded Funds — 4.80%
iShares Latin America 40 ETF	173,598	4,859,008
iShares MSCI China ETF	141,772	6,050,829

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
	Number of shares	Value (US $)

Exchange-Traded Funds (continued)
iShares MSCI Emerging Markets Asia ETF	108,754	$ 7,072,272
Vanguard Russell 2000 ETF	317,662	23,065,438
Total Exchange-Traded Funds (cost $43,212,564)		41,047,547
	Principal amount°
Leveraged Non-Recourse Security — 0.00%
JPMorgan Fixed Income Pass Through Trust Auction Series 2007-B 144A 0.251% 1/15/87 #, =, ♦	1,300,000	1,300
Total Leveraged Non-Recourse Security (cost $1,105,000)		1,300
	Number of shares
Limited Liability Corporation — 1.19%
Sc Hixson<<, =	7,200,000	10,163,520
Total Limited Liability Corporation (cost $5,481,000)		10,163,520

Short-Term Investments — 1.46%
Money Market Mutual Funds — 1.46%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.25%)	3,119,650	3,119,650
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.24%)	3,119,650	3,119,650
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.39%)	3,119,650	3,119,650
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.26%)	3,119,650	3,119,650
Total Short-Term Investments (cost $12,478,600)		12,478,600
Total Value of Securities — 100.43% (cost $834,204,692)		$859,326,362
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2023, the aggregate value of Rule 144A securities was $80,247,324, which represents 9.38% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at November 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at November 30, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
>	PIK. 100% of the income received was in the form of cash.
Δ	Securities have been classified by country of risk.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at November 30, 2023.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at November 30, 2023:1
Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMCB	BRL	(1,987,000)	USD	403,547	2/2/24	$ 2,825	$ —
JPMCB	EUR	(1,257,526)	USD	1,381,099	2/2/24	8,248	—
JPMCB	INR	51,869,680	USD	(621,626)	2/2/24	—	(642)
Total Forward Foreign Currency Exchange Contracts						$ 11,073	$ (642)
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
107	US Treasury 5 yr Notes	$11,433,117	$ 11,349,670	3/28/24	$ 83,447	$ —	$ (37,618)
68	US Treasury 10 yr Notes	7,466,188	7,397,296	3/19/24	68,892	—	(35,062)
(6)	US Treasury Long Bonds	(698,625)	(689,375)	3/19/24	—	(9,250)	6,000
Total Futures Contracts			$18,057,591		$ 152,339	$ (9,250)	$ (66,680)

Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Depreciation[4]
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB Republic of Brazil 1.00% 12/20/28 Ba2 6/20/28- Quarterly	705,000	1.000%	$ 9,306	$ 27,300	$ (17,994)
JPMCB Republic of Indonesia 1.00% 12/20/28 Baa2 6/20/28- Quarterly	1,006,000	1.000%	(12,797)	(5,267)	(7,530)
JPMCB Republic of Indonesia 1.00% 12/20/28 Baa2 6/20/28- Quarterly	941,000	1.000%	(10,383)	(5,599)	(4,784)
JPMCB Republic of South Africa 1.00% 12/20/28 Ba2 6/20/28- Quarterly	1,438,000	1.000%	67,382	75,866	(8,484)
JPMCB Republic of South Africa 1.00% 4/14/26 Ba2 6/20/28- Quarterly	700,000	1.000%	32,801	39,032	(6,231)
Total CDS Contracts			$ 86,309	$ 131,332	$ (45,023)
The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund's net assets.

Schedule of investments (As restated, see Note 14)
Delaware Wealth Builder Fund
[1]	See Note 9 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest (payments) receipt on swap contracts accrued daily in the amount of $(9,580).
Summary of abbreviations:
AG – Aktiengesellschaft
BBSW1M – Bank Bill Swap Rate 1 Month
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank
ETF – Exchange-Traded Fund
GDR – Global Depositary Receipt
GNMA – Government National Mortgage Association
GS – Goldman Sachs
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
MSCI – Morgan Stanley Capital International
PIK – Payment-in-kind
PJSC – Private Joint Stock Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month

Summary of abbreviations: (continued)
SOFR03M – Secured Overnight Financing Rate 3 Month
TBA – To be announced
TSFR03M – 3 Month Term Secured Overnight Financing Rate
yr – Year
Summary of currencies:
AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
INR – Indian Rupee
KZT – Kazakhstani Tenge
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities (As restated, see Note 14)
Delaware Wealth Builder Fund	November 30, 2023
Assets:
Investments, at value*	$ 849,162,842
Investments of affiliated issuers, at value**	10,163,520
Foreign currencies, at valueΔ	137,225
Cash	123,401
Cash collateral due from brokers	288,822
Receivable for securities sold	5,397,934
Dividends and interest receivable	3,573,186
Foreign tax reclaims receivable	580,824
Receivable for fund shares sold	393,631
Upfront payments paid on over-the-counter credit default swap contracts	131,332
Prepaid expenses	54,301
Unrealized appreciation on forward foreign currency exchange contracts	11,073
Other assets	7,919
Total Assets	870,026,010
Liabilities:
Payable for securities purchased	6,448,075
Tax expense payable	6,007,822
Payable for fund shares redeemed	759,410
Investment management fees payable to affiliates	423,201
Other accrued expenses	342,054
Distribution fees payable to affiliates	159,396
Cash collateral due to brokers	80,000
Administration expenses payable to affiliates	78,654
Variation margin due to broker on futures contracts	66,680
Unrealized depreciation on over-the-counter credit default swap contracts	45,023
Swap payments payable	9,580
Unrealized depreciation on forward foreign currency exchange contracts	642
Total Liabilities	14,420,537
Total Net Assets	$ 855,605,473

Net Assets Consist of:
Paid-in capital	$ 822,207,730
Total distributable earnings (loss)	33,397,743
Total Net Assets	$ 855,605,473

Net Asset Value

Class A:
Net assets	$ 716,481,432
Shares of beneficial interest outstanding, unlimited authorization, no par	52,138,569
Net asset value per share	$ 13.74
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$ 14.58

Class C:
Net assets	$ 16,057,754
Shares of beneficial interest outstanding, unlimited authorization, no par	1,175,468
Net asset value per share	$ 13.66

Class R:
Net assets	$ 1,806,360
Shares of beneficial interest outstanding, unlimited authorization, no par	132,004
Net asset value per share	$ 13.68

Institutional Class:
Net assets	$ 119,150,795
Shares of beneficial interest outstanding, unlimited authorization, no par	8,724,640
Net asset value per share	$ 13.66

Class R6:
Net assets	$ 2,109,132
Shares of beneficial interest outstanding, unlimited authorization, no par	152,535
Net asset value per share	$ 13.83
*Investments, at cost	$ 828,723,692
**Investments of affiliated issuers, at cost	5,481,000
ΔForeign currencies, at cost	134,503
See accompanying notes, which are an integral part of the financial statements.

Statement of operations (As restated, see Note 14)
Delaware Wealth Builder Fund	Year ended November 30, 2023
Investment Income:
Dividends	$ 12,465,798
Interest	9,580,742
Dividends from affiliated investments	522,000
Foreign tax withheld	(116,197)
22,452,343

Expenses:
Management fees	4,316,833
Distribution expenses — Class A	1,351,555
Distribution expenses — Class C	189,507
Distribution expenses — Class R	8,040
Tax expense	6,007,822
Dividend disbursing and transfer agent fees and expenses	500,729
Reports and statements to shareholders expenses	108,252
Accounting and administration expenses	105,839
Registration fees	87,039
Legal fees	81,241
Audit and tax fees	56,495
Custodian fees	39,884
Trustees’ fees and expenses	22,407
Other	285,091
13,160,734
Less expenses waived	(14,854)
Less expenses paid indirectly	(453)
Total operating expenses	13,145,427
Net Investment Income (Loss)	9,306,916

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments *	$ 18,020,628
Foreign currencies	(20,419)
Forward foreign currency exchange contracts	(24,391)
Futures contracts	(728,692)
Swap contracts	(17,658)
Net realized gain (loss)	17,229,468

Net change in unrealized appreciation (depreciation) on:
Investments	1,145,482
Affiliated investments	4,682,520
Foreign currencies	16,074
Forward foreign currency exchange contracts	17,239
Futures contracts	135,900
Swap contracts	(53,270)
Net change in unrealized appreciation (depreciation)	5,943,945
Net Realized and Unrealized Gain (Loss)	23,173,413
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 32,480,329
*	Includes $550,211 in proceeds received from the settlement of class action litigation.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets (As restated, see Note 14)
Delaware Wealth Builder Fund
	Year ended
	11/30/23	11/30/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$ 9,306,916	$ 5,776,655
Net realized gain (loss)	17,229,468	20,219,332
Net change in unrealized appreciation (depreciation)	5,943,945	(33,020,182)
Net increase (decrease) in net assets resulting from operations	32,480,329	(7,024,195)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(24,558,534)	(17,814,302)
Class C	(1,362,727)	(1,877,254)
Class R	(86,471)	(75,857)
Institutional Class	(8,665,489)	(8,271,180)
Class R6	(22,903)	—
	(34,696,124)	(28,038,593)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	20,254,353	18,399,239
Class C	1,311,979	1,319,163
Class R	250,460	232,702
Institutional Class	15,222,119	15,316,180
Class R6	2,052,465	—

Net assets from merger:[1]
Class A	524,606,211	—
Class C	4,120,753	—
Class R	694,137	—
Institutional Class	24,272,794	—
Class R6	22,008	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	23,425,241	16,904,917
Class C	1,357,724	1,866,313
Class R	85,581	74,032
Institutional Class	8,114,698	7,661,983
Class R6	22,903	—
	625,813,426	61,774,529

	Year ended
	11/30/23	11/30/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$ (90,609,262)	$ (36,517,964)
Class C	(10,912,196)	(10,586,912)
Class R	(234,742)	(378,618)
Institutional Class	(32,825,120)	(20,717,412)
Class R6	(50,477)	—
	(134,631,797)	(68,200,906)
Increase (decrease) in net assets derived from capital share transactions	491,181,629	(6,426,377)
Net Increase (Decrease) in Net Assets	488,965,834	(41,489,165)

Net Assets:
Beginning of year	366,639,639	408,128,804
End of year	$ 855,605,473	$ 366,639,639
[1]	See Note 7 in "Notes to financial statements."
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Wealth Builder Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.07%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The impact of the tax expense on the ratios of expenses to average net assets is 0.81% and 0.18% for the years ended November 30, 2023 and 2022, respectively.
 See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/23 (As restated, see Note 14)	11/30/22	11/30/21	11/30/20	11/30/19
$ 14.38	$ 15.71	$ 13.71	$ 14.01	$ 14.15

0.19	0.22	0.21	0.25	0.53
0.24 [2]	(0.47)	2.06	(0.09)	0.50
0.43	(0.25)	2.27	0.16	1.03

(0.31)	(0.25)	(0.27)	(0.27)	(0.35)
(0.76)	(0.83)	—	(0.19)	(0.82)
(1.07)	(1.08)	(0.27)	(0.46)	(1.17)

$ 13.74	$ 14.38	$ 15.71	$ 13.71	$ 14.01

3.36% [2]	(1.78%) [4]	16.63% [4]	1.30% [4]	8.30% [5]

$716,481	$235,618	$259,143	$230,168	$259,283
1.86% [7]	1.26% [7]	1.08%	1.09%	1.09%
1.86% [7]	1.30% [7]	1.11%	1.12%	1.09%
1.44% [7]	1.51% [7]	1.37%	1.91%	3.91%
1.44% [7]	1.47% [7]	1.34%	1.88%	3.91%
51%	65%	89%	68%	91%

Financial highlights
Delaware Wealth Builder Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.07%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The impact of the tax expense on the ratios of expenses to average net assets is 1.33% and 0.18% for the years ended November 30, 2023 and 2022, respectively.
 See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/23 (As restated, see Note 14)	11/30/22	11/30/21	11/30/20	11/30/19
$ 14.42	$ 15.75	$ 13.73	$ 14.04	$ 14.18

0.02	0.11	0.09	0.15	0.43
0.18 [2]	(0.47)	2.08	(0.10)	0.49
0.20	(0.36)	2.17	0.05	0.92

(0.20)	(0.14)	(0.15)	(0.17)	(0.24)
(0.76)	(0.83)	—	(0.19)	(0.82)
(0.96)	(0.97)	(0.15)	(0.36)	(1.06)

$ 13.66	$ 14.42	$ 15.75	$ 13.73	$ 14.04

1.65% [2]	(2.53%) [4]	15.84% [4]	0.47% [4]	7.46% [5]

$16,058	$ 21,168	$ 31,157	$52,258	$95,672
3.13% [7]	2.01% [7]	1.83%	1.84%	1.84%
3.13% [7]	2.05% [7]	1.86%	1.87%	1.84%
0.20% [7]	0.76% [7]	0.62%	1.16%	3.17%
0.20% [7]	0.72% [7]	0.59%	1.13%	3.17%
51%	65%	89%	68%	91%

Financial highlights
Delaware Wealth Builder Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.07%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The impact of the tax expense on the ratios of expenses to average of net assets is 1.29% and 0.18% for the years ended November 30, 2023 and 2022, respectively.
 See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/23 (As restated, see Note 14)	11/30/22	11/30/21	11/30/20	11/30/19
$ 14.39	$ 15.71	$ 13.71	$ 14.02	$ 14.16

0.10	0.18	0.17	0.21	0.49
0.22 [2]	(0.46)	2.06	(0.09)	0.50
0.32	(0.28)	2.23	0.12	0.99

(0.27)	(0.21)	(0.23)	(0.24)	(0.31)
(0.76)	(0.83)	—	(0.19)	(0.82)
(1.03)	(1.04)	(0.23)	(0.43)	(1.13)

$ 13.68	$ 14.39	$ 15.71	$ 13.71	$ 14.02

2.58% [2]	(1.98%) [4]	16.32% [4]	0.99% [4]	8.02% [5]

$ 1,806	$ 1,028	$ 1,203	$ 1,069	$ 1,288
2.59% [7]	1.51% [7]	1.33%	1.34%	1.34%
2.59% [7]	1.55% [7]	1.36%	1.37%	1.34%
0.72% [7]	1.26% [7]	1.12%	1.66%	3.66%
0.72% [7]	1.22% [7]	1.09%	1.63%	3.66%
51%	65%	89%	68%	91%

Financial highlights
Delaware Wealth Builder Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.07%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The impact of the tax expense on the ratios of expenses to average net assets is 1.27% and 0.18% for the years ended November 30, 2023 and 2022, respectively.
 See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/23 (As restated, see Note 14)	11/30/22	11/30/21	11/30/20	11/30/19
$ 14.38	$ 15.70	$ 13.70	$ 14.01	$ 14.15

0.17	0.25	0.25	0.28	0.56
0.21 [2]	(0.45)	2.05	(0.10)	0.50
0.38	(0.20)	2.30	0.18	1.06

(0.34)	(0.29)	(0.30)	(0.30)	(0.38)
(0.76)	(0.83)	—	(0.19)	(0.82)
(1.10)	(1.12)	(0.30)	(0.49)	(1.20)

$ 13.66	$ 14.38	$ 15.70	$ 13.70	$ 14.01

3.00% [2]	(1.47%) [4]	16.93% [4]	1.50% [4]	8.59% [5]

$119,151	$108,827	$116,626	$116,589	$155,525
2.07% [7]	1.01% [7]	0.83%	0.84%	0.84%
2.07% [7]	1.05% [7]	0.86%	0.87%	0.84%
1.26% [7]	1.76% [7]	1.62%	2.16%	4.16%
1.26% [7]	1.72% [7]	1.59%	2.13%	4.16%
51%	65%	89%	68%	91%

Financial highlights
Delaware Wealth Builder Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
2/28/23 [1] to 11/30/23 (As restated, see Note 14)

Net asset value, beginning of period	$ 13.35

Income from investment operations:
Net investment income[2]	0.34
Net realized and unrealized gain	0.38 [3]
Total from investment operations	0.72

Less dividends and distributions from:
Net investment income	(0.24)
Total dividends and distributions	(0.24)

Net asset value, end of period	$ 13.83

Total return[4]	5.49% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,109
Ratio of expenses to average net assets[5]	0.77% [6]
Ratio of expenses to average net assets prior to fees waived[5]	0.80% [6]
Ratio of net investment income to average net assets	2.55% [6]
Ratio of net investment income to average net assets prior to fees waived	2.52% [6]
Portfolio turnover	51% [7]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.07%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The impact of the tax expense on the ratios of expenses to average net assets is 0.05% for the period ended November 30, 2023.
[7]	Portfolio turnover is representative of the Fund for the period ended November 30, 2023.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Wealth Builder Fund	November 30, 2023
Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Small Cap Core Fund, Delaware Small Cap Value Fund, and Delaware Wealth Builder Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (the Policy). Fixed income security valuations and CDS contracts are then reviewed by DMC as part of its duties as the Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed

Notes to financial statements
Delaware Wealth Builder Fund
1. Significant Accounting Policies (continued)
income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.
Federal and Foreign Income Taxes (as restated, see Note 14) —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2023 and for all open tax years (years ended November 30, 2020–November 30, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest and penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.”
For the taxable years ending November 30, 2023 and 2022, the Fund did not satisfy the requirement that a Regulated Investment Company (RIC) must derive at least 90% of its annual gross income from "qualifying income." As a result, the Fund is required to pay taxes equal to the amount of nonqualifying income in excess of 1/9 of 90% of its qualifying income for the years ended November 30, 2023 and 2022. The Fund will pay taxes in the amount of $5,034,251 for the taxable year ended November 30, 2023 and will pay an amount of $973,571 in addition to the amounts previously paid for the taxable year ended November 30, 2022. The Fund has recorded the expense in the "Statement of operations" under "Tax expense", with the corresponding liability in the "Statement of assets and liabilities" under "Tax expense payable." Nonetheless, the Fund expects to qualify as a RIC for US federal income tax purposes pursuant to Internal Revenue Code Section 851.
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to  brokers, dealers, or other financial intermediaries.
Underlying Funds  —  The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
To Be Announced Trades (TBA)  —  The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.”  For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency

Notes to financial statements
Delaware Wealth Builder Fund
1. Significant Accounting Policies (continued)
related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments —  The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization —  In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
Use of Estimates  — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust (MIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion of its management fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.79% of the Fund's Class A, Class C, Class R, and Institutional Class shares' average daily net assets and 0.72% of the Fund's Class R6 shares' average daily net assets from March 10, 2023 through March 29, 2024. Prior to March 10, 2023, DMC contractually agreed to waive all or a portion of its management fees and/or pay/reimburse expenses to 0.83% of the Fund’s Class A, Class C, Class R, and Institutional Class shares' and 0.72% of the Fund's Class R6 shares' average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Notes to financial statements
Delaware Wealth Builder Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets for the period
December 1, 2022 (except as noted) through March 29, 2024 is as follows:
Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class	Class R6
1.04% *	1.79% *	1.29% *	0.79% *	0.72% **
*	Effective March 10, 2023. Prior to March 10, 2023, the expense limitation were as follows for Class A, Class C, Class R, and Institutional Class shares, respectively: 1.08%, 1.83%, 1.33%, and 0.83%.
**	Effective February 28, 2023. Date of commencement of operations.
DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC's fees were payable by the fund at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2023, the Fund paid $25,457 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2023, the Fund paid $44,134 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended November 30, 2023, the Fund paid $23,830 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended November 30, 2023, DDLP earned $32,484 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2023, DDLP received gross CDSC commissions of $1,459 and $500 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Notes to financial statements
Delaware Wealth Builder Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
A summary of the transactions in affiliated companies during the year ended
November 30, 2023 was as follows:
	Value, beginning of period	Gross additions[1]	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments
Limited Liability Corporation—1.18%
Sc Hixson =	$—	$10,098,000	$—	$—	$65,520
	Value, end of period	Shares	Dividend Income	Capital gain distributions
Limited Liability Corporation—1.18%
Sc Hixson =	$10,163,520	7,200,000	$522,000	$—
1	Includes value from reorganization (see Note 7).
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
3. Investments
For the year ended November 30, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than US government securities	$ 186,773,711
Purchases of US government securities	158,067,205
Sales other than US government securities	261,343,892
Sales of US government securities	141,434,331
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$834,894,441
Aggregate unrealized appreciation of investments and derivatives	$ 90,237,671
Aggregate unrealized depreciation of investments and derivatives	(65,640,021)
Net unrealized appreciation of investments and derivatives	$ 24,597,650
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements
Delaware Wealth Builder Fund
3. Investments (continued)
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2023:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 593,748	$ —	$ 593,748
Agency Commercial Mortgage-Backed Security	—	98,030	—	98,030
Agency Mortgage-Backed Securities	—	48,995,352	—	48,995,352
Collateralized Debt Obligations	—	2,492,336	—	2,492,336
Common Stocks
Communication Services	20,684,432	—	—	20,684,432
Consumer Discretionary	52,457,969	—	—	52,457,969
Consumer Staples	42,750,044	—	—	42,750,044
Energy	34,275,849	—	—	34,275,849
Financials	75,359,785	—	— [1]	75,359,785
Healthcare	59,339,481	—	— [1]	59,339,481
Industrials	37,647,767	—	—	37,647,767
Information Technology	128,153,569	—	—	128,153,569
Materials	8,125,529	—	—	8,125,529
Real Estate	4,239,752	—	— [1]	4,239,752
REIT Diversified	1,445,844	—	—	1,445,844
REIT Healthcare	488,362	—	—	488,362
REIT Hotel	1,657,178	—	—	1,657,178
REIT Industrial	3,334,292	—	—	3,334,292
REIT Mall	1,663,785	—	—	1,663,785
REIT Manufactured Housing	509,038	—	—	509,038
REIT Multifamily	2,264,475	—	—	2,264,475
REIT Office	365,478	—	—	365,478
REIT Self-Storage	1,688,246	—	—	1,688,246
REIT Shopping Center	2,259,373	—	—	2,259,373
REIT Single Tenant	790,188	—	—	790,188
REIT Specialty	1,596,541	—	—	1,596,541

	Level 1	Level 2	Level 3	Total
Utilities	$ 4,204,365	$ —	$ —	$ 4,204,365
Convertible Bonds	—	63,626,723	—	63,626,723
Convertible Preferred Stock	10,638,718	—	—	10,638,718
Corporate Bonds	—	102,323,557	—	102,323,557
Exchange-Traded Funds	41,047,547	—	—	41,047,547
Government Agency Obligations	—	3,053,660	—	3,053,660
Leveraged Non-Recourse Security	—	—	1,300	1,300
Limited Liability Corporation	—	—	10,163,520	10,163,520
Municipal Bonds	—	391,010	—	391,010
Non-Agency Asset-Backed Securities	—	2,419,622	—	2,419,622
Non-Agency Collateralized Mortgage Obligations	—	2,530,912	—	2,530,912
Non-Agency Commercial Mortgage-Backed Securities	—	11,309,135	—	11,309,135
Preferred Stock	1,363,138	—	—	1,363,138
Sovereign Bonds	—	16,104,884	—	16,104,884
Supranational Banks	—	952,004	—	952,004
US Treasury Obligations	—	43,441,224	—	43,441,224
Short-Term Investments	12,478,600	—	—	12,478,600
Total Value of Securities	$550,829,345	$298,332,197	$10,164,820	$859,326,362

Derivatives [2]
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$ 11,073	$ —	$ 11,073
Futures Contracts	152,339	—	—	152,339
Liabilities:
Forward Foreign Currency Exchange Contracts	$ —	$ (642)	$ —	$ (642)
Futures Contracts	(9,250)	—	—	(9,250)
Over-The-Counter Credit Default Swap Contracts	—	(45,023)	—	(45,023)

[1]The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.
[2]Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended November 30, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

Notes to financial statements
Delaware Wealth Builder Fund
3. Investments (continued)
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:
	Common Stocks	Limited Liability Corporation	Leveraged Non-Recourse Security	Total
Balance as of 11/30/22	$ —	$ —	$1,300	$ 1,300
Transfer in from reorganization (See Note 7)	—	10,098,000	—	10,098,000
Purchases	182,496	—	—	182,496
Sales	(26,214)	—	—	(26,214)
Net realized gain (loss)	(22,980)	—	—	(22,980)
Net change in unrealized appreciation (depreciation)	(133,302)	65,520	—	(67,782)
Balance as of 11/30/23	$ —[1]	$10,163,520	$1,300	$10,164,820
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 11/30/23	$(182,496)	$ 65,520	$ —	$ (116,976)
1The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.
When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.
A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Fund is as follows:
Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Limited Liability Corporation	$10,163,520	Market Cap rate method (using trailing 12 month NOI adjusted for assets and liabilities)	Liquidity discount Cap rate	5.00% 6.80%
Level 3 securities with a total value of $1,300 have been valued using third party pricing information without adjustment and are excluded from the table above.
4. Dividend and Distribution Information (as restated, see Note 14)
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2023 and 2022 were as follows:
	Year ended
	11/30/23	11/30/22
Ordinary income	$14,883,297	$18,471,924
Long-term capital gains	19,812,827	9,566,669
Total	$34,696,124	$28,038,593
5. Components of Net Assets on a Tax Basis (as restated, see Note 14)
As of November 30, 2023, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$822,207,730
Other temporary differences	(6,007,822)
Undistributed long-term capital gains	14,807,915
Unrealized appreciation of investments, foreign currencies, and derivatives	24,597,650
Net assets	$855,605,473

Notes to financial statements
Delaware Wealth Builder Fund
5. Components of Net Assets on a Tax Basis (as restated, see Note 14) (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and straddle losses, mark-to-market of forward foreign currency exchange contracts, futures contracts and CDS contracts, tax treatment of partnership income, REITs, swap contracts, trust preferred securities, market discount and premium on debt instruments, and deferral of deduction for tax payment.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to reorganization-related adjustments, gain (loss) on foreign currency transactions, tax treatment of partnerships, swap contracts, trust preferred securities, amortization on fixed income securities, paydown gains (loss) of asset- and mortgage back securities, and tax treatment of REITs. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2023, the adjustments were to decrease total distributable earnings (loss) and increase paid-in capital by $992,238.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At November 30, 2023, the Fund utilized $2,215,767 capital loss carryforwards.

6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	11/30/23	11/30/22
Shares sold:
Class A	1,514,024	1,264,925
Class C	97,010	89,032
Class R	18,425	15,792
Institutional Class	1,125,229	1,066,489
Class R6	152,909	—

Shares from merger:[1]
Class A	39,183,567	—
Class C	314,783	—
Class R	53,145	—
Institutional Class	1,853,886	—
Class R6	1,628	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,756,099	1,127,967
Class C	102,163	123,325
Class R	6,434	4,933
Institutional Class	611,273	512,004
Class R6	1,696	—
	46,792,271	4,204,467

Shares redeemed:
Class A	(6,696,220)	(2,509,026)
Class C	(805,903)	(723,647)
Class R	(17,449)	(25,868)
Institutional Class	(2,434,735)	(1,436,615)
Class R6	(3,698)	—
	(9,958,005)	(4,695,156)
Net increase (decrease)	36,834,266	(490,689)
[1]	See Note 7.

Notes to financial statements
Delaware Wealth Builder Fund
6. Capital Shares (continued)
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended November 30, 2023 and 2022, the Fund had the following exchange transactions:
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
11/30/23	171,811	54,837	130,499	67,820	171,852	125,738	$4,868,904
11/30/22	10,651	21,748	—	21,368	11,080	—	467,390
7. Reorganization (as restated, see Note 14)
On November 10, 2022, the Board approved a proposal to reorganize Delaware Strategic Allocation Fund (the “Acquired Fund I”), a series of Delaware Group® Foundation Funds, and Delaware Total Return Fund (the “Acquired Fund II”), a series of Delaware Group Equity Funds IV (and together with Acquired Fund I, the “Acquired Funds”), with and into the Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganizations”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of Acquired Funds were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of Acquiring Fund, assumed the liabilities of Acquired Funds, in exchange for shares of Acquiring Fund. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganizations. In approving the Reorganizations, the Board considered various factors, including that the Acquiring Fund and the Acquired Funds share similar investment objectives, principal investment strategies and principal risks, and materially identical fundamental investment restrictions and that the Acquiring Fund's overall total expense ratio is expected to be equal to or lower than the corresponding Acquired Funds' total expense ratio following the Reorganizations taking into account applicable expense limitation arrangements. The Reorganizations were accomplished by a tax-free exchange of shares on March 10, 2023 for the Acquired Fund I reorganization and April 28, 2023 for the Acquired Fund II reorganization. For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the March 10, 2023 Acquired Fund I Reorganizations are as follows:
	Acquired Fund I Net Assets	Acquired Fund I Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Strategic Allocation Fund		Delaware Wealth Builder Fund
Class A	$146,093,404	16,492,544	11,190,719	$217,450,659	0.6785
Class C	4,120,753	465,638	314,783	17,542,300	0.6760
Class R	694,137	78,828	53,145	1,005,249	0.6742
Institutional Class	21,988,717	2,479,809	1,684,946	104,009,271	0.6795
The net assets of the Acquired Fund I before the Reorganizations were $172,897,011. The net assets of the Acquiring Fund immediately following the Reorganizations were $512,915,719.
The share transactions associated with the April 28, 2023 Acquired Fund II Reorganizations are as follows:
	Acquired Fund II Net Assets	Acquired Fund II Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Total Return Fund		Delaware Wealth Builder Fund
Class A	$378,512,807	26,887,085	27,992,848	$368,737,152	1.0411
Institutional Class	2,284,077	161,406	168,940	124,962,265	1.0467
Class R6	22,008	1,550	1,628	1,307,260	1.0503
The net assets of the Acquired Fund II before the Reorganizations were $380,818,892. The net assets of the Acquiring Fund immediately following the Reorganizations were $898,440,554.
Assuming the Reorganizations had been completed on December 1, 2022, the Acquiring Fund's pro forma results of operations for the year ended November 30, 2023, would have been as follows:
Net investment income	$17,498,378
Net realized gain on investments	32,965,766
Net change in unrealized appreciation (depreciation)	3,881,681
Net increase in net assets resulting from operations	$54,345,825
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Acquired Funds that have been included in Acquiring Fund’s “Statement of

Notes to financial statements
Delaware Wealth Builder Fund
7. Reorganization (as restated, see Note 14) (continued)
operations” since the Reorganizations were consummated on March 10, 2023 for Acquired Fund I and April 28, 2023 for Acquired Fund II.
8. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.
On October 30, 2023, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.
The Fund had no amounts outstanding as of November 30, 2023, or at any time during the year then ended.
9. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedule of investments.”
During the year ended November 30, 2023, the Fund entered into forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies, and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At November 30, 2023, the Fund posted $288,822 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”
During the year ended November 30, 2023, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit

Notes to financial statements
Delaware Wealth Builder Fund
9. Derivatives  (continued)
event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody's) or is determined to be of equivalent credit quality by DMC.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended November 30, 2023, the Fund entered into CDS contracts as a purchaser of protection as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended November 30, 2023, the Fund used CDS contracts to hedge against credit events, and to gain exposure to certain securities or markets.

At November 30, 2023, the Fund received $80,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”
Fair values of derivative instruments as of November 30, 2023 were as follows:
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$11,073	$ —	$ 11,073
Variation margin due to broker on futures contracts*	—	152,339	152,339
Total	$11,073	$152,339	$163,412
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(642)	$ —	$ —	$ (642)
Variation margin due to broker on futures contracts*	—	(9,250)	—	(9,250)
Unrealized depreciation on over-the-counter credit default swap contracts	—	—	(45,023)	(45,023)
Total	$(642)	$(9,250)	$(45,023)	$(54,915)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through November 30, 2023. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”
The effect of derivative instruments on the “Statement of operations” for the year ended November 30, 2023 was as follows:
	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(24,391)	$ —	$ —	$ (24,391)
Interest rate contracts	—	(728,692)	—	(728,692)
Credit contracts	—	—	(17,658)	(17,658)
Total	$(24,391)	$(728,692)	$(17,658)	$(770,741)

Notes to financial statements
Delaware Wealth Builder Fund
9. Derivatives  (continued)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$17,239	$ —	$ —	$ 17,239
Interest rate contracts	—	135,900	—	135,900
Credit contracts	—	—	(53,270)	(53,270)
Total	$17,239	$135,900	$(53,270)	$ 99,869
The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended November 30, 2023:
	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (average notional value)	$808,290	$1,198,757
Futures contracts (average notional value)	10,258,793	393,300
CDS contracts (average notional value)*	1,583,068	—
*Long represents buying protection and short represents selling protection.
10. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At November 30, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$11,073	$(45,665)	$(34,592)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(34,592)	$—	$—	$—	$—	$(34,592)
(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
11. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development

Notes to financial statements
Delaware Wealth Builder Fund
11. Securities Lending (continued)
(OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
At November 30, 2023, the Fund had no securities out on loan.
12. Credit and Market Risks
The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.
Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets

Notes to financial statements
Delaware Wealth Builder Fund
12. Credit and Market Risks (continued)
experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2023. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships).
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended November 30, 2023.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A  securities have been identified on the “Schedule of investments.”
13. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
14. Restatement
Subsequent to the issuance of the November 30, 2023 financial statements, management identified a material error in accounting for a tax liability, which resulted in an overstatement of the Fund’s net assets and net investment income beginning on April 6, 2023. As of April 6, 2023, the error became material. In accordance with the Fund’s NAV error correction policy, the investment manager will make a payment to compensate the Fund and its shareholders for the capital share transactions consummated at the overstated NAV during the error period of April 6, 2023 through November 30, 2023.
The accompanying financial statements of the Fund for the year ended November 30, 2023 have been restated from amounts previously reported to correct the error. The following information presents the previously reported and corrected information on each of the impacted financial statements. The Schedule of investments was required to be restated to reflect the impact of the restatement in net assets, which only impacted the calculated percentage representation of each investment type shown; there was no impact on fair value or cost of investments as previously reported.

Notes to financial statements
Delaware Wealth Builder Fund
14. Restatement (continued)
Statement of assets and liabilities
November 30, 2023
	Previously Reported	Adjustments	As Restated
Liabilities:
Tax expense payable	$ —	$ 6,007,822	$ 6,007,822
Total Liabilities	$ 8,412,715	$ 6,007,822	$ 14,420,537
Total Net Assets	$861,613,295	$(6,007,822)	$855,605,473

Net Assets Consist of:
Total distributable earnings (loss)	$ 39,405,565	$(6,007,822)	$ 33,397,743
Total Net Assets	$861,613,295	$(6,007,822)	$855,605,473

Net Asset Value
Class A:
Net Assets	$ 720,746,115	$(4,264,683)	$716,481,432
Net asset value per share	$ 13.82	$ (0.08)	$ 13.74
Offering price per share, equal to net asset value per share / (1 - sales charge)	$ 14.66	$ (0.08)	$ 14.58

Class C:
Net Assets	$ 16,303,635	$ (245,881)	$ 16,057,754
Net asset value per share	$ 13.87	$ (0.21)	$ 13.66

Class R:
Net Assets	$ 1,826,548	$ (20,188)	$ 1,806,360
Net asset value per share	$ 13.84	$ (0.16)	$ 13.68

Institutional Class:
Net Assets	$120,627,732	$(1,476,937)	$ 119,150,795
Net asset value per share	$ 13.83	$ (0.17)	$ 13.66

Class R6:
Net Assets	$ 2,109,265	$ (133)	$ 2,109,132
Net asset value per share	$ 13.83	— [1]	$ 13.83

[1] Amount is less than $0.005 per share.

Statement of operations
Year ended November 30, 2023
	Previously Reported	Adjustments	As Restated
Expenses:
Tax expense	$ —	$ 6,007,822	$ 6,007,822
	$ 7,152,912	$ 6,007,822	$13,160,734
Total operating expenses	$ 7,137,605	$ 6,007,822	$13,145,427
Net Investment Income (Loss)	$15,314,738	$(6,007,822)	$ 9,306,916

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,488,151	$(6,007,822)	$32,480,329
Statements of changes in net assets
November 30, 2023
	Previously Reported	Adjustments	As Restated
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$ 15,314,738	$(6,007,822)	$ 9,306,916
Net increase (decrease) in net assets resulting from operations	$ 38,488,151	$(6,007,822)	$ 32,480,329

Net Increase (Decrease) in Net Assets	$494,973,656	$(6,007,822)	$488,965,834

Net Assets:
End of year	$861,613,295	$(6,007,822)	$855,605,473

Notes to financial statements
Delaware Wealth Builder Fund
14. Restatement (continued)
Financial highlights
November 30, 2023
Delaware Wealth Builder Fund Class A
	Previously Reported	Adjustments	As Restated
Income (loss) from investment operations:
Net investment income	$ 0.30	$ (0.11)	$ 0.19
Net realized and unrealized gain (loss)	$ 0.21	$ 0.03	$ 0.24
Total from investment operations	$ 0.51	$ (0.08)	$ 0.43

Net asset value, end of period	$ 13.82	$ (0.08)	$ 13.74

Total return	3.97%	(0.61)%	3.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$720,746	$(4,265)	$716,481
Ratio of expenses to average net assets	1.05%	0.81%	1.86% [7]
Ratio of expenses to average net assets prior to fees waived	1.05%	0.81%	1.86% [7]
Ratio of net investment income to average net assets	2.22%	(0.78)%	1.44% [7]
Ratio of net investment income to average net assets prior to fees waived	2.22%	(0.78)%	1.44% [7]
[7]The impact of the tax expense on the ratios of expenses to average net assets is 0.81% for the year ended November 30, 2023.

Financial highlights November 30, 2023

Delaware Wealth Builder Fund Class C
	Previously Reported	Adjustments	As Restated
Income (loss) from investment operations:
Net investment income	$ 0.20	$(0.18)	$ 0.02
Net realized and unrealized gain (loss)	$ 0.21	$ (0.03)	$ 0.18
Total from investment operations	$ 0.41	$ (0.21)	$ 0.20

Net asset value, end of period	$ 13.87	$(0.21)	$ 13.66

Total return	3.21%	(1.56)%	1.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,304	$ (246)	$16,058
Ratio of expenses to average net assets	1.80%	1.33%	3.13% [7]
Ratio of expenses to average net assets prior to fees waived	1.80%	1.33%	3.13% [7]
Ratio of net investment income to average net assets	1.47%	(1.27)%	0.20% [7]
Ratio of net investment income to average net assets prior to fees waived	1.47%	(1.27)%	0.20% [7]
[7]The impact of the tax expense on the ratios of expenses to average net assets is 1.33% for the year ended November 30, 2023.

Notes to financial statements
Delaware Wealth Builder Fund
14. Restatement (continued)
Financial highlights November 30, 2023

Delaware Wealth Builder Fund Class R
	Previously Reported	Adjustments	As Restated
Income (loss) from investment operations:
Net investment income	$ 0.27	$(0.17)	$ 0.10
Net realized and unrealized gain (loss)	$ 0.21	$ 0.01	$ 0.22
Total from investment operations	$ 0.48	$(0.16)	$ 0.32

Net asset value, end of period	$13.84	$(0.16)	$13.68

Total return	3.78%	(1.20)%	2.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,826	$ (20)	$1,806
Ratio of expenses to average net assets	1.30%	1.29%	2.59% [7]
Ratio of expenses to average net assets prior to fees waived	1.30%	1.29%	2.59% [7]
Ratio of net investment income to average net assets	1.97%	(1.25)%	0.72% [7]
Ratio of net investment income to average net assets prior to fees waived	1.97%	(1.25)%	0.72% [7]
[7]The impact of the tax expense on the ratios of expenses to average net assets is 1.29% for the year ended November 30, 2023.

Financial highlights November 30, 2023

Delaware Wealth Builder Fund Institutional Class
	Previously Reported	Adjustments	As Restated
Income (loss) from investment operations:
Net investment income	$ 0.34	$ (0.17)	$ 0.17
Total from investment operations	$ 0.55	$ (0.17)	$ 0.38

Net asset value, end of period	$ 13.83	$ (0.17)	$ 13.66

Total return	4.28%	(1.28)%	3.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,628	$(1,477)	$119,151
Ratio of expenses to average net assets	0.80%	1.27%	2.07% [7]
Ratio of expenses to average net assets prior to fees waived	0.80%	1.27%	2.07% [7]
Ratio of net investment income to average net assets	2.47%	(1.21)%	1.26% [7]
Ratio of net investment income to average net assets prior to fees waived	2.47%	(1.21)%	1.26% [7]
[7]The impact of the tax expense on the ratios of expenses to average net assets is 1.27% for the year ended November 30, 2023.

Notes to financial statements
Delaware Wealth Builder Fund
14. Restatement (continued)
Financial highlights February 28, 2023-November 30, 2023

Delaware Wealth Builder Fund Class R6
	Previously Reported	Adjustments	As Restated
Income (loss) from investment operations:
Net investment income	$ 0.45	$ (0.11)	$ 0.34
Net realized and unrealized gain (loss)	$ 0.27	$ 0.11	$ 0.38
Total from investment operations	$ 0.72	$ — *	$ 0.72

Net asset value, end of period	$13.83	$ — *	$13.83
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,109	$ — **	$2,109
Ratio of expenses to average net assets	0.72%	0.05%	0.77% [6]
Ratio of expenses to average net assets prior to fees waived	0.75%	0.05%	0.80% [6]
Ratio of net investment income to average net assets	3.36%	(0.81)%	2.55% [6]
Ratio of net investment income to average net assets prior to fees waived	3.33%	(0.81)%	2.52% [6]
* The impact of the tax expense on the net asset value is less than $0.005 per share.
** The impact of the tax expense on the net assets is less than $500.
6 The impact of the tax expense on the ratios of expenses to average net assets is 0.05% for the period ended November 30, 2023.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2023 and for all open tax years (years ended November 30, 2020–
November 30, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest and penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.”
For the taxable years ending November 30, 2023 and 2022, the Fund did not satisfy the requirement that a Regulated Investment Company (RIC) must derive at least 90% of its annual gross income from "qualifying income." As a result, the Fund is required to pay taxes equal to the amount of nonqualifying income in excess of 1/9 of 90% of its qualifying income for the years ended November 30, 2023 and 2022. The Fund will pay taxes in the amount of $5,034,251 for the taxable year ended November 30, 2023 and will pay an amount of $973,571 in addition to the amounts previously paid for the taxable year ended November 30, 2022. The Fund has recorded the expense in the "Statement of operations" under "Tax expense", with the corresponding liability in the "Statement of assets and liabilities" under "Tax expense payable." Nonetheless, the Fund expects to qualify as a RIC for US federal income tax purposes pursuant to Internal Revenue Code Section 851.
Dividend and Distribution Information
	Previously Reported	Adjustments	As Restated
Ordinary Income	$15,481,306	$(598,009)	$14,883,297
Long-term capital gains	$19,214,818	$598,009	$19,812,827

Components of Net Assets on a Tax Basis
	Previously Reported	Adjustments	As Restated

Other temporary differences	$ —	$(6,007,822)	$ (6,007,822)
Undistributed ordinary income	$ 332,917	$ (332,917)	$ —
Undistributed long-term capital gains	$ 14,474,998	$ 332,917	$ 14,807,915
Net assets	$861,613,295	$(6,007,822)	$855,605,473

Notes to financial statements
Delaware Wealth Builder Fund
14. Restatement (continued)
Reorganization
The share transactions associated with the April 28, 2023 Acquired Fund II Reorganization are as follows:
Acquiring Fund Net Assets	Previously Reported	Adjustments	As Restated

Class A	$373,001,835	$(4,264,683)	$368,737,152
Institutional Class	$126,439,202	$(1,476,937)	$124,962,265
Class R6	$ 1,307,393	$ (133)	$ 1,307,260
The net assets of the Acquiring Fund immediately following the Reorganization	$904,448,376	$(6,007,822)	$898,440,554
	Previously Reported	Adjustments	As Restated

Net investment income	$23,506,200	$(6,007,822)	$17,498,378
Net increase in net assets resulting from operations	$60,353,647	$(6,007,822)	$54,345,825
15. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in the Fund's financial statements.
Events Subsequent to Original Issuance of Financial Statements (Unaudited)
In connection with the reissuance of the financial statements, Management has evaluated subsequent events through the date the financial statements were available to be reissued.
On December 31, 2024, the Delaware Wealth Builder Fund's name was changed to Macquarie Wealth Builder Fund and Delaware Funds by Macquarie was changed to Macquarie Funds.
MIMBT, of which DMC is a series, entered into a settlement agreement on September 19, 2024 with the U.S. Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC's findings. The Settlement Order does not impact MIMBT's ability to continue to provide services to the Fund.

Management has determined that no other material events or transactions occurred subsequent to November 30, 2023, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group Equity Funds V and Shareholders of Macquarie Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Wealth Builder Fund (as discussed in Note 15, now known as Macquarie Wealth Builder Fund) (one of the funds constituting Delaware Group Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of  November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Restatement of Previously Issued Financial Statements
As discussed in Note 14 to the financial statements, the Fund has restated its November 30, 2023 financial statements to correct an error.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agents, brokers and managing member of the investee company; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 23, 2024, except for the effects of the restatement discussed in Note 14 to the financial statements, as to which the date is February 14, 2025
We have served as the auditor of one or more Macquarie investment companies since 2010.

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2023, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gains Distributions (Tax Basis)	57.10%
(B) Ordinary Income Distributions (Tax Basis)*	42.90%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	68.06%

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on the Fund's ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 82.01%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV, as applicable.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023
At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Wealth Builder Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)
one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio manager.  The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.  The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”).  Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable.  The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the
3-, 5-, and 10-year periods. The Board noted that the Fund was generally outperforming its Performance Universe during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began March 2022. The Board noted the limited period of performance data available since it changed its portfolio management team and would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark for the 1-year period.
Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)
management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were slightly above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that

DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Form N-PORT and proxy voting information
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Form N-PORT and proxy voting information (continued)
vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum
Delaware Funds by Macquarie®
A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Board of trustees and officers addendum
Delaware Funds by Macquarie®
Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None
Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and Trust Company (1996-2011)
-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate
				Administration Officer	None
H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Board of trustees and officers addendum
Delaware Funds by Macquarie®
Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation (2018-Present)
FS Credit Real Estate Income Trust, Inc. (2018–Present)
vTv Therapeutics Inc. (2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co. (2015–2019)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President (2020–Present)
-Interim President (2019–2020)
-Vice President and Dean, College of Law (2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member (2019–Present)
St. Clair, LLC (commercial enterprises)
				-Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Board of trustees and officers addendum
Delaware Funds by Macquarie®
Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Ofﬁcer (2016–2019)	Brixmor Property Group Inc. (2021-Present)
Sera Prognostics Inc. (biotechnology) (2021-Present)
Recology (resource recovery) (2021-2023)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)
National Association of Corporate Directors (2017-Present)
American Shared Hospital Services (medical device) (2017-2021)
Ivy Funds Complex (2019-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc. (2023-Present)
Florida Chapter of National Association of Corporate Directors (2021-Present)
Callon Petroleum Company (2019-Present)
Camden Property Trust (2011-Present)
New Senior Investment Group Inc. (REIT) (2021)
					Carrizo Oil & Gas, Inc. (2018-2019)
Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Board of trustees and officers addendum
Delaware Funds by Macquarie®
Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer and President (2009–Present)
Capital Z Asset Management
-Chief Executive Officer (2008-2009)
California Public Employees' Retirement System (CalPERS)
-Senior Investment Officer of Global Equity (2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven Fund (2013–2021),
and WCM Alternatives: Credit Event Fund (2017–2021)
Grange Insurance (2013–Present)
H&R Block Corporation
					(2008–2022)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None [5]

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None [5]
Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None [5]
1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.
3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.
4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

Board of trustees and officers addendum
Delaware Funds by Macquarie®
5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Funds by Macquarie® privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
•  Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, your financial account information, and your financial history.
•  Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.

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Delaware Funds by Macquarie® privacy practices notice
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM, through its entities, operates as a full-service asset manager offering a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
This privacy practices notice is being provided on behalf of the following:
Macquarie Management Holdings, Inc. and each of its affiliates, such as direct or indirect subsidiaries, and any fund or product sponsored by or otherwise affiliated with Macquarie
Central Park Group (CPG) Funds
Delaware Funds by Macquarie®
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management Global Limited
Optimum Fund Trust
Revised April 2023

        This page is not part of the annual report.

Delaware Funds by Macquarie®
Equity funds
US equity funds
• Delaware Growth and Income Fund
• Delaware Ivy Accumulative Fund
• Delaware Ivy Core Equity Fund
• Delaware Ivy Large Cap Growth Fund
• Delaware Ivy Mid Cap Growth Fund
• Delaware Ivy Mid Cap Income Opportunities Fund
• Delaware Ivy Small Cap Growth Fund
• Delaware Ivy Smid Cap Core Fund
• Delaware Ivy Value Fund
• Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)
• Delaware Opportunity Fund
• Delaware Select Growth Fund
• Delaware Small Cap Core Fund*
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Sustainable Equity Income Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)
• Delaware International Equity Fund (formerly, Delaware International Value Equity Fund)
• Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)
• Delaware Ivy Global Growth Fund
• Delaware Ivy International Core Equity Fund
• Delaware Ivy Managed International Opportunities Fund
• Delaware Ivy Systematic Emerging Markets Equity Fund
Alternative / specialty funds
• Delaware Climate Solutions Fund
• Delaware Covered Call Strategy Fund
• Delaware Global Real Estate Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Ivy Natural Resources Fund
• Delaware Ivy Science and Technology Fund
• Delaware Premium Income Fund
• Delaware Real Estate Securities Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Ivy Asset Strategy Fund
• Delaware Ivy Balanced Fund
• Delaware Ivy Multi-Asset Income Fund
• Delaware Ivy Wilshire Global Allocation Fund
• Delaware Wealth Builder Fund

*Closed to certain new investors.
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus. A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.

        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware High-Yield Opportunities Fund
• Delaware Investments Ultrashort Fund
• Delaware Ivy Core Bond Fund
• Delaware Ivy Global Bond Fund
• Delaware Ivy Government Securities Fund
• Delaware Ivy High Income Fund
• Delaware Ivy High Yield Fund
• Delaware Ivy Total Return Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

        This page is not part of the annual report.

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Asset Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds by Macquarie® mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2.  Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware Fund for those in another Delaware Fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3.  Use our automatic investment plan for future investments in different vehicles. To allocate your future investments differently, the Delaware Funds by Macquarie automatic investment plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
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        This page is not part of the annual report.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
Delaware Funds by Macquarie
P.O. Box 534437
Pittsburgh, PA 15253-4437
Overnight courier service
Delaware Funds by Macquarie
Attention: 534437
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Macquarie Asset Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.
The Fund is advised by Delaware Management Company, a series of MIMBT, a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
The Fund is governed by US laws and regulations.
(3300554)
AR-129-0124
This page is not part of the annual report.

(b)	Not applicable.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,728 for the fiscal year ended November 30, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,728 for the fiscal year ended November 30, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended November 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended November 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,670 for the fiscal year ended November 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,670 for the fiscal year ended November 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended November 30, 2023 and November 30, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings and submissions under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”). Such information is accumulated and communicated to the Registrant’s Management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s Management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In connection with the original filing of the Registrant’s Form N-CSR for the annual period ended November 30, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the 1940 Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant’s Funds on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC; and (2) that material information relating to the Registrant’s Funds is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

However, subsequent to the original filing of the Registrant’s Form N-CSR for the annual period ended November 30, 2023, a material error was identified with respect to the Delaware Wealth Builder Fund (the “Fund”) that resulted in a failure to record a material tax liability. As a result, the Registrant’s PEO and PFO, or persons performing similar functions, have concluded that due to the material weakness in internal control over financial reporting described below, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) were not effective as of November 30, 2023 based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and do not provide reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

A material weakness exists in the design and operating effectiveness of controls over the assessment of the gross income test requirement to qualify as a regulated investment company for US federal income tax purposes. Specifically, controls were not designed to ensure completeness of income from investments that management had identified as potentially giving rise to non-qualifying income in the gross income test when an investment is sold in the prior year and the income for that investment is recognized in the subsequent tax year. As a result, management did not identify timely that the Fund had failed the gross income test to enable the recording of the associated tax liability in the relevant fiscal year.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. The foregoing material weakness resulted in the misstatement of the Fund’s tax liability and related financial disclosures in the Fund’s financial statements for the annual period ended November 30, 2023. Additionally, this material weakness could result in misstatements of the tax liability and related financial disclosures that would result in a material misstatement of the annual or interim financial statements that would not be prevented or detected.

Management’s Remediation Plan. Subsequent to the identification of the material weakness described above, Management has developed a plan to remediate the material weakness described herein. Management’s remediation measures taken include creating and maintaining a cumulative listing of investments that generate non-qualifying income year-over-year to ensure that any investments that are sold in the prior year but for which income is recognized in the subsequent year for tax purposes are not excluded from the listing. In addition, Management will strengthen the Registrant’s internal control over financial reporting by including a mechanism to track the year within which Schedule K-1 income is recognized for tax purposes. Management will not be able to conclude whether the steps taken will fully remediate the material weakness in our internal control over financial reporting until we have completed our remediation efforts and subsequent evaluation of their effectiveness.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation

Not Applicable

Item 14. Exhibits

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit [99.CERT].

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Equity Funds V

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 14, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 14, 2025

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 14, 2025